UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23112

JANUS DETROIT STREET TRUST

(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Byron D. Hittle 151 Detroit Street Denver, Colorado 80206-4805	Eric S. Purple Stradley Ronon Stevens & Young, LLP 1250 Connecticut Avenue, N.W., Suite 500 Washington, D.C. 20036

Registrant’s telephone number, including area code: 303-333-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Report to Shareholders.

ANNUAL REPORT

October 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Janus Detroit Street Trust

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Small Cap Growth Alpha ETF (JSML) seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•

U.S. small-cap equities were up for the period, but were volatile. The anticipation that corporate tax reform would help boost future earnings for small-cap companies helped drive returns into January. However, concerns over inflation and faster-than-expected interest rate hikes created volatility, as did fears about protectionist trade policies. The market was led by a narrow subset of consumer Internet, medical technology and Software as a Service companies. Many of these stocks trade at extremely high valuations or are yet to produce earnings. Consumer staples, health care and information technology were the top-performing sectors within the Russell 2000® Growth Index, while energy and materials lagged.

•

During the period, JSML returned 10.52% (based on NAV); its primary benchmark, the Janus Small Cap Growth Alpha Index, returned 10.44%, and its secondary benchmark, the Russell 2000 Growth Index, returned 4.13%.

•

JSML seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small-cap companies with some of the strongest fundamentals that the advisor believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Fund At A Glance

October 31, 2018

5 Largest Equity Holdings – (% of Net Assets)
Ubiquiti Networks, Inc.
Communications Equipment	3.7%
Etsy, Inc.
Internet & Catalog Retail	3.1%
NuVasive, Inc.
Health Care Equipment & Supplies	2.8%
Trade Desk, Inc.
Software	2.7%
Inogen, Inc.
Health Care Equipment & Supplies	2.5%

14.8%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	29.8%
Communications Services	18.4%
Industrial	14.8%
Consumer, Cyclical	14.3%
Technology	10.2%
Financial	9.9%
Investment Company Securities	6.2%
Basic Materials	1.5%
Energy	1.1%

106.2%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2018
	One Year	Since Inception*
Janus Henderson Small Cap Growth Alpha ETF – NAV	10.52%	19.56%
Janus Henderson Small Cap Growth Alpha ETF – Market Price	10.76%	19.55%
Janus Small Cap Growth Alpha Index	10.44%	19.81%
Russell 2000® Growth Index	4.13%	18.77%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

*	The Fund commenced operations on February 23, 2016.

Janus Detroit Street Trust ½ 3

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Net Annualized Expense Ratio (5/1/18 - 10/31/2018)
$1,000.00	$1,066.20	$2.60	$1,000.00	$1,022.68	$2.55	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Small Cap Growth Alpha ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small Cap Growth Alpha ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2018 and for the period February 23, 2016 (commencement date) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the two years in the period ended October 31, 2018 and for the period February 23, 2016 (commencement date) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 20, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – 100.1%
Aerospace & Defense – 2.4%
HEICO Corp.	7,340	$615,312
Airlines – 1.7%
Allegiant Travel Co.	997	113,797
Hawaiian Holdings, Inc.	3,142	108,745
Spirit Airlines, Inc.*	4,224	219,226

		441,768
Auto Components – 1.9%
American Axle & Manufacturing Holdings, Inc.*	5,470	82,980
Dorman Products, Inc.*	1,629	128,707
Fox Factory Holding Corp.*	1,852	99,508
Gentherm, Inc.*	1,784	77,854
Horizon Global Corp.*	1,223	6,861
LCI Industries	1,232	85,439

		481,349
Automobiles – 0.2%
Winnebago Industries, Inc.	1,546	42,608
Beverages – 0.3%
National Beverage Corp.*	761	70,354
Biotechnology – 1.1%
BioSpecifics Technologies Corp.*	1,940	118,864
MiMedx Group, Inc.*,#	29,556	172,016

		290,880
Building Products – 3.1%
AAON, Inc.	3,233	111,506
American Woodmark Corp.*	1,087	65,698
Apogee Enterprises, Inc.	1,746	63,031
Builders FirstSource, Inc.*	7,098	87,873
Continental Building Products, Inc.*	2,289	63,657
Patrick Industries, Inc.*	1,521	66,179
PGT Innovations, Inc.*	3,142	63,657
Simpson Manufacturing Co., Inc.	2,864	163,477
Universal Forest Products, Inc.	3,815	107,850

		792,928
Capital Markets – 1.8%
Cohen & Steers, Inc.	2,173	83,422
Diamond Hill Investment Group, Inc.	161	27,721
Evercore, Inc. - Class A	1,905	155,619
Hamilton Lane, Inc. - Class A	1,079	41,412
Houlihan Lokey, Inc.	1,595	65,682
Moelis & Co. - Class A	2,124	85,725
Pzena Investment Management, Inc. - Class A	815	8,199

		467,780
Chemicals – 2.0%
Balchem Corp.	4,050	379,282
Chase Corp.	1,184	127,683

		506,965
Commercial Banks – 3.5%
Ameris Bancorp	2,207	94,658
Bankwell Financial Group, Inc.	365	11,067
Byline Bancorp, Inc.*	1,685	37,070
Eagle Bancorp, Inc.*	1,598	78,574
Equity Bancshares, Inc. - Class A*	736	26,562
FB Financial Corp.	1,430	52,166
First Foundation, Inc.*	2,066	33,490
Franklin Financial Network, Inc.*	671	22,747
Hilltop Holdings, Inc.	4,400	87,560
Independent Bank Group, Inc.	1,415	81,943

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Live Oak Bancshares, Inc.	1,654	$ 30,434
Metropolitan Bank Holding Corp.*	383	14,117
National Commerce Corp.*	963	35,727
Nicolet Bankshares, Inc.*	451	24,083
People’s Utah Bancorp	867	29,053
Preferred Bank	710	36,501
RBB Bancorp	769	16,595
Seacoast Banking Corp. of Florida*	2,194	57,724
ServisFirst Bancshares, Inc.	2,471	88,907
TriState Capital Holdings, Inc.*	1,348	33,997

		892,975
Commercial Services & Supplies – 1.2%
Healthcare Services Group, Inc.	4,560	185,091
Multi-Color Corp.	1,270	67,513
Viad Corp.	1,261	60,389

		312,993
Communications Equipment – 5.5%
Acacia Communications, Inc.*	6,485	223,538
Applied Optoelectronics, Inc.*	3,151	61,854
Casa Systems, Inc.*	13,802	198,749
Ubiquiti Networks, Inc.#	10,154	945,236

		1,429,377
Computers & Peripherals – 0.2%
USA Technologies, Inc.*	9,445	54,781
Construction & Engineering – 0.9%
Argan, Inc.	962	42,347
Comfort Systems USA, Inc.	2,302	123,111
Construction Partners, Inc. - Class A*	737	6,663
NV5 Global, Inc.*	777	60,660

		232,781
Diversified Financial Services – 0.3%
FGL Holdings*	9,973	78,787
Electrical Equipment – 0.2%
TPI Composites, Inc.*	2,130	53,804
Electronic Equipment & Instruments – 1.8%
Control4 Corp.*	4,171	116,454
Methode Electronics, Inc.	5,902	174,699
Napco Security Technologies, Inc.*	2,993	42,111
PC Connection, Inc.	4,268	141,442

		474,706
Energy Equipment & Services – 0.3%
Cactus, Inc. - Class A*	858	28,709
Liberty Oilfield Services, Inc. - Class A	1,599	30,349
Smart Sand, Inc.*	947	2,623
Solaris Oilfield Infrastructure, Inc. - Class A*	603	7,959

		69,640
Equity Real Estate Investment Trusts (REITs) – 1.6%
CareTrust, Inc.	2,181	38,517
Easterly Government Properties, Inc.	1,640	29,799
Four Corners Property Trust, Inc.	1,803	47,022
Independence Realty Trust, Inc.	2,355	23,338
Jernigan Capital, Inc.	520	10,176
National Storage Affiliates Trust	1,535	40,877
Retail Opportunity Investments Corp.	3,058	53,790
STAG Industrial, Inc.	2,824	74,723
Summit Hotel Properties, Inc.	2,842	32,740

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Terreno Realty Corp.	1,578	$ 59,065

		410,047
Food & Staples Retailing – 0.8%
Sprouts Farmers Market, Inc.*	2,084	56,039
Calavo Growers, Inc.	288	27,936
Hostess Brands, Inc.*	1,637	17,025
Pilgrim’s Pride Corp.*	4,084	72,123
Sanderson Farms, Inc.	373	36,700

		209,823
Health Care Equipment & Supplies – 10.8%
Anika Therapeutics, Inc.*	3,885	138,928
Cutera, Inc.*	3,685	74,806
Glaukos Corp.*	9,382	543,593
Heska Corp.*	1,995	199,939
Inogen, Inc.*	3,442	652,500
LeMaitre Vascular, Inc.	5,180	138,306
NuVasive, Inc.*	12,979	729,030
Tactile Systems Technology, Inc.*	4,878	319,411

		2,796,513
Health Care Providers & Services – 3.6%
AMN Healthcare Services, Inc.*	12,645	640,090
National Research Corp. - Class A	6,566	249,836
Psychemedics Corp.	1,468	25,690

		915,616
Health Care Technology – 1.9%
Simulations Plus, Inc.	4,623	93,431
Tabula Rasa HealthCare, Inc.*	5,387	397,991

		491,422
Hotels, Restaurants & Leisure – 2.1%
Bojangles’, Inc.*	1,809	28,600
Choice Hotels International, Inc.	2,769	203,245
Chuy’s Holdings, Inc.*	827	20,154
Dave & Buster’s Entertainment, Inc.	1,926	114,693
Papa John’s International, Inc.#	1,546	84,319
Wingstop, Inc.	1,432	89,672

		540,683
Household Durables – 1.8%
Cavco Industries, Inc.*	445	89,271
Century Communities, Inc.*	1,474	31,278
Hooker Furniture Corp.	578	16,918
Installed Building Products, Inc.*	1,545	47,061
iRobot Corp.*	1,340	118,148
LGI Homes, Inc.*	1,107	47,369
M/I Homes, Inc.*	1,401	33,862
New Home Co., Inc.*	1,024	7,301
TopBuild Corp.*	1,744	79,561

		470,769
Insurance – 0.8%
Goosehead Insurance, Inc. - Class A *	631	21,631
Health Insurance Innovations, Inc. - Class A *	662	32,372
Investors Title Co.	86	15,652
Kingstone Companies, Inc.	496	8,432
Kinsale Capital Group, Inc.	988	58,993
Universal Insurance Holdings, Inc.	1,625	68,217

		205,297

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
Interactive Media & Services – 5.7%
Cargurus, Inc.*	14,188	$ 630,231
Cars.com, Inc.*	11,146	291,022
Match Group, Inc.*,#	10,705	553,663

		1,474,916
Internet & Catalog Retail – 3.9%
Duluth Holdings, Inc. - Class B*	1,428	43,883
Etsy, Inc.*	18,712	795,634
Liberty Expedia Holdings, Inc. - Class A*	2,810	122,010
Nutrisystem, Inc.	1,445	51,384

		1,012,911
IT Services – 0.9%
Hackett Group, Inc.	4,708	96,373
NIC, Inc.	10,639	141,605

		237,978
Leisure Equipment & Products – 0.5%
Johnson Outdoors, Inc. - Class A	436	32,835
Malibu Boats, Inc. - Class A*	1,005	40,401
Marine Products Corp.	1,689	34,405
MCBC Holdings, Inc.*	916	27,187

		134,828
Life Sciences Tools & Services – 1.8%
Cambrex Corp.*	8,854	471,830
Machinery – 1.0%
Lydall, Inc.*	1,078	32,200
Omega Flex, Inc.	624	37,752
Proto Labs, Inc.*	1,673	199,840

		269,792
Media – 0.6%
AMC Networks, Inc. - Class A*	2,230	130,634
Entravision Communications Corp. - Class A	3,164	15,630

		146,264
Metals & Mining – 1.9%
Warrior Met Coal, Inc.	6,637	185,836
Worthington Industries, Inc.	7,466	312,676

		498,512
Mortgate Real Estate Investment Trusts (REITs) – 0.2%
Cherry Hill Mortgage Investment Corp.	724	12,967
Granite Point Mortgage Trust, Inc.	2,000	37,220

		50,187
Multiline Retail – 1.1%
Ollie’s Bargain Outlet Holdings, Inc.*	3,053	283,624
Oil, Gas & Consumable Fuels – 0.1%
Alta Mesa Resources, Inc. – Class A*	4,087	12,874
Paper & Forest Products – 1.7%
KapStone Paper and Packaging Corp.	12,276	429,660
Personal Products – 0.0%
Natural Health Trends Corp.	189	4,298
Pharmaceuticals – 5.0%
Mallinckrodt PLC*	22,150	555,079
Phibro Animal Health Corp. - Class A	5,358	229,965
Prestige Consumer Healthcare, Inc.*	13,770	497,923

		1,282,967
Professional Services – 2.7%
BG Staffing, Inc.	623	16,098

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
Professional Services – (continued)
Insperity, Inc.	2,593	$ 284,841
Korn/Ferry International	3,549	160,202
TriNet Group, Inc.*	4,369	205,299
Willdan Group, Inc.*	554	16,731

		683,171
Real Estate Management & Development – 0.3%
Consolidated-Tomoka Land Co.	148	8,572
HFF, Inc. - Class A	1,062	39,029
RMR Group, Inc. - Class A	407	30,883

		78,484
Road & Rail – 0.9%
Saia, Inc.*	1,588	99,822
Schneider National, Inc. - Class B	5,818	127,239

		227,061
Semiconductors & Semiconductor Equipment – 2.1%
Advanced Energy Industries, Inc.*	6,253	269,067
FormFactor, Inc.*	11,810	144,554
Ichor Holdings, Ltd.*,#	3,896	69,154
Ultra Clean Holdings, Inc.*	6,221	65,445

		548,220
Software – 12.4%
Alarm.com Holdings, Inc.*	7,623	339,071
Avalara, Inc.*,#	10,625	356,150
Ebix, Inc.	5,031	288,327
Globant SA*	5,741	295,547
Hortonworks, Inc.*	13,004	232,251
Paylocity Holding Corp.*	8,435	554,939
Qualys, Inc.*	6,237	444,324
Trade Desk, Inc. - Class A*	5,661	699,416

		3,210,025
Specialty Retail – 2.6%
Asbury Automotive Group, Inc.*	999	65,035
At Home Group, Inc.*	3,110	85,027
Boot Barn Holdings, Inc.*	1,372	33,861
Camping World Holdings, Inc. - Class A#	1,811	31,059
Floor & Decor Holdings, Inc. - Class A*	4,760	121,761
Lithia Motors, Inc. - Class A	1,138	101,373
MarineMax, Inc.*	1,106	25,173
Penske Automotive Group, Inc.	4,159	184,576
Winmark Corp.	186	28,586

		676,451
Textiles, Apparel & Luxury Goods – 0.1%
Superior Group of Companies, Inc.	753	13,095
Thrifts & Mortgage Finance – 1.4%
Axos Financial, Inc.*	2,920	88,651
Bridgewater Bancshares, Inc.*	1,268	14,075
FS Bancorp, Inc.#	174	7,854
Greene County Bancorp, Inc.	401	12,860
Merchants Bancorp	1,337	30,751
Meridian Bancorp, Inc.	2,510	39,759
NMI Holdings, Inc. - Class A*	3,062	64,731
PennyMac Financial Services, Inc.	1,171	23,408
Sterling Bancorp, Inc.	2,466	25,523
Walker & Dunlop, Inc.	1,458	61,178

		368,790

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
Tobacco – 0.1%
Vector Group, Ltd.	2,501	$ 33,813
Trading Companies & Distributors – 1.3%
BMC Stock Holdings, Inc.*	4,167	69,755
EnviroStar, Inc.	692	28,753
Foundation Building Materials, Inc.*	2,656	25,312
GMS, Inc.*	2,546	41,856
SiteOne Landscape Supply, Inc.*	2,509	170,712

		336,388
Total Common Stocks (cost $29,782,355)		25,836,097
Investment Companies – 6.1%
Investments Purchased with Cash Collateral from Securities Lending – 6.1%
Janus Henderson Cash Collateral Fund LLC, 2.1443%¥,£ (cost $1,591,064)	1,591,064	1,591,064
Total Investments (total cost $31,373,419) – 106.2%		27,427,161
Liabilities, net of Cash, Receivables and Other Assets – (6.2%)		(1,611,591)
Net Assets – 100%		$25,815,570

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$27,131,614	98.9%
Argentina	295,547	1.1
Total	$27,427,161	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/18
Investment Companies – 6.1%
Investments Purchased with Cash Collateral from Securities Lending – 6.1%
Janus Henderson Cash Collateral Fund LLC, 2.1443%¥	$73,430Δ	$ —	$ —	$1,591,064

	Share Balance at 10/31/17	Purchases	Sales	Share Balance at 10/31/18
Investment Companies – 6.1%
Investments Purchased with Cash Collateral from Securities Lending – 6.1%
Janus Henderson Cash Collateral Fund LLC, 2.1443%¥	396,201	11,566,709	(10,371,846)	1,591,064

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Small Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information

October 31, 2018

Janus Small Cap Growth Alpha Index

Janus Small Cap Growth Alpha Index is designed to systematically identify small-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas:

growth, profitability, and capital efficiency. A proprietary methodology is used to score stocks based on a wide range of fundamental measures and selects the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus

Henderson Venture Fund.

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2018.

¥	Rate shown is the 7-day yield as of October 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$25,836,097	$—	$—
Investment Companies	—	1,591,064	—

Total Assets	$25,836,097	$1,591,064	$—

12 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Statement of Assets and Liabilities

October 31, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$25,836,097
Affiliated investments, at value(3)	1,591,064
Receivables:
Dividends	2,253
Affiliated securities lending income, net	4,607
Total Assets	27,434,021
Liabilities:
Collateral on securities loaned (Note 2)	1,591,064
Payables:
Due to custodian	11,148
Management fees	16,239
Total Liabilities	1,618,451
Net Assets	$25,815,570
Net Assets Consists of:
Capital (par value and paid-in surplus)	$30,269,518
Total distributable earnings (loss)	(4,453,948)
Total Net Assets	$25,815,570
Net Assets	$25,815,570
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	652,000
Net Asset Value Per Share	$39.59

(1)	Includes cost of $29,782,355.
(2)	Includes $1,566,630 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $1,591,064.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Small Cap Growth Alpha ETF

Statement of Operations

For the year ended October 31, 2018

Investment Income:
Dividends	$100,601
Affiliated securities lending income, net	73,430
Total Investment Income	174,031
Expenses:
Management Fees	87,221
Total Expenses	87,221
Net Investment Income/(Loss)	86,810
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,491,406
Total Net Realized Gain/(Loss) on Investments	$2,491,406
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$(4,687,297)
Total Change in Unrealized Net Appreciation/Depreciation	$(4,687,297)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,109,081)

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$86,810	$28,851
Net realized gain/(loss) on investments	2,491,406	775,153
Change in unrealized net appreciation/depreciation	(4,687,297)	886,912
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,109,081)	1,690,916
Dividends and Distributions to Shareholders:
Dividends and Distributions	(87,999)	N/A
Dividends from Net Investment Income(1)	N/A	(46,606)
Net Decrease from Dividends and Distributions to Shareholders	(87,999)	(46,606)
Capital Share Transactions	18,929,291	3,157,247
Net Increase/(Decrease) in Net Assets	16,732,211	4,801,557
Net Assets:
Beginning of period	9,083,359	4,281,802
End of period(2)	$25,815,570	$9,083,359

(1)

The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the U.S. Securities and Exchange Commission (“SEC”) in 2018.

(2)

Net assets – End of period includes undistributed (overdistributed) net investment income of $5,687 as of October 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Henderson Small Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$36.05	$28.17	$24.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.13	0.26
Net realized and unrealized gain/(loss)	3.57	7.97	3.10
Total from Investment Operations	3.77	8.10	3.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.22)	(0.02)
Total Dividends and Distributions	(0.23)	(0.22)	(0.02)
Net Asset Value, End of Period	$39.59	$36.05	$28.17
Total Return*	10.49%(3)	28.86%	13.54%
Net assets, End of Period (in thousands)	$25,816	$9,083	$4,282
Average Net Assets for the Period (in thousands)	$17,444	$7,068	$3,247
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.50%	0.41%	1.37%
Portfolio Turnover Rate(4)	84%	117%	86%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

16 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

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Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

18 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$1,566,630	$—	$(1,566,630)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a

20 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,566,630 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2018 is $1,591,064, resulting in the net amount due to the counterparty of $24,434.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. For the fiscal year ended October 31, 2018, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations,

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Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

Due to an administrative oversight by its administrator, the Fund’s Distribution and Servicing Plan, pursuant to Rule 12b-1 under the 1940 Act that was originally approved at the time of the Fund’s formation (“Initial Rule 12b-1 Plan”), could be viewed to have expired on or about February 11, 2017. The Initial Rule 12b-1 Plan was never implemented, and 12b-1 fees were not charged, prior to its potential expiration. At an in-person meeting held on July 18, 2018, the Fund’s Board of Trustees (“Board”) approved a new Rule 12b-1 Plan (the “Plan”) with respect to the Fund, with terms that are substantively identical to the Initial Rule 12b-1 Plan. Because the Fund has commenced operations, the Plan must also be approved by the Fund’s shareholders prior to implementation. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan. The Plan would permit compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan would permit the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Trust would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. However, implementation of the Plan and imposition of the 12b-1 fee would require prior approval by Fund shareholders via proxy vote. Janus Capital does not anticipate seeking such approval at this time. Because 12b-1 fees are paid out of the fund assets on an ongoing basis, to the extent that such a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. If implemented, the Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2018, Janus Capital owned 2,000 shares or 0.31% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2018, the Fund engaged in cross trades amounting to $290,785 in purchases and $1,133,070 in sales, resulting in a net realized gain of $36,471. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2018 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$3,169	$—	$(493,274)	$—	$—	$—	$(3,963,843)

22 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2018 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(342,113)	$(151,161)	$(493,274)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$31,391,004	$307,910	$(4,271,753)	$(3,963,843)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$87,999	$—	$—	$—

For the year ended October 31, 2017:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$46,606	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$2,907,499	$(1,329)	$(2,906,170)

5. Capital Share Transactions

Janus Henderson Small Cap Growth Alpha ETF

	Year ended October 31, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	950,000	$41,517,848	200,000	$6,541,633
Shares repurchased	(550,000)	(22,588,557)	(100,000)	(3,384,386)
Net Increase/(Decrease)	400,000	$18,929,291	100,000	$3,157,247

Janus Detroit Street Trust ½ 23

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$14,790,703	$14,806,962	$—	$—

For the year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$41,494,942	$22,523,302	$—	$—

During the year ended October 31, 2018, the Fund had net realized gain/(loss) of $3,205,090 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X, for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X is November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Fund’s Board of Trustees (“Board”) approved an amendment (“Amendment”) to the Investment Advisory and Management Agreement that provides for a new management fee rate schedule that reduces the annual management fee rate payable by the Fund to Janus Capital and also provides for further management fee rate reductions as assets grow. The new annual management fee rate schedule is effective November 1, 2018. A chart comparing the Fund’s historical management fee to the new management fee schedule (each expressed as an annual rate) is provided below.

Historical	New
Average Daily Net Assets	Daily Net Assets
	$0-$500 million	0.35%
0.50%	Next $500 million	0.28%
	Over $1 billion	0.20%

24 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2018.

Dividends Received Deduction Percentage	84%
Qualified Dividend Income Percentage	83%

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 25

Janus Henderson Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 9-10, 2018, the Trustees approved an amendment (“Amendment”) to the Investment Advisory and Management Agreement between the Trust and Janus Capital on behalf of Janus Henderson Small Cap Growth Alpha ETF, Janus Henderson Small/Mid Cap Growth Alpha ETF, The Long-Term Care ETF, The Obesity ETF, and The Organics ETF (each a “Fund” and, together, the “Funds”). The Amendment provided for a new management fee rate schedule that reduces the annual management fee rate payable by the Funds to Janus Capital and also provided for further management fee rate reductions as assets grow. A comparison of the prior and new unitary fee rate schedules (each expressed as an annual rate) is shown below.

Current	New
Average Daily Net Assets	Daily Net Assets
	$0-$500 million	0.35%
0.50%	Next $500 million	0.28%
	Over $1 billion	0.20%

In connection with the Amendment approval, Janus Capital represented to the Trustees that there would be no change to the nature, quality and extent of services rendered by Janus Capital to the Fund. The Amendment is effective as of November 1, 2018.

26 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Series Trust. Collectively, these two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Series Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee, Clough

Funds Trust (investment

company) (since 2015).

Chairman, Clough Funds

Trust (since 2017),

Independent Trustee, Clough

Dividend and Income Fund

(closed-end fund)

(since 2017), Independent
Trustee, Clough Global
Opportunities Fund
(closed-end fund)
(since 2017), Independent

Trustee, Clough Global

Equity Fund (closed-end

fund) (since 2017),

Independent Trustee,

Elevation ETF Trust

(investment company)

(2016-2018) Chairman,
Elevation ETF Trust
(2016-2018), and

Independent Trustee,

Global X Funds (investment

company) (since 2018).

Janus Detroit Street Trust ½ 27

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	10	Director, Perkins Investment Management LLC (since 2014).

*

In addition to the Trust, which is comprised of seven series, each Trustee also serves as a trustee to the Clayton Street Trust, which is an affiliated registered investment company currently comprised of three portfolios.

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

28 ½ OCTOBER 31, 2018

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office*and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present

Head of North America for Janus Henderson

Investors and Janus Capital Management LLC

(since 2017); Executive Vice President and

Director of Janus International Holding LLC

(since 2011); Executive Vice President of Janus

Distributors LLC (since 2011); Executive Vice

President and Working Director of INTECH

Investment Management LLC (since 2011);

Executive Vice President and Director of Perkins

Investment Management LLC (since 2011); and

Executive Vice President and Director of Janus

Management Holdings Corporation (since

2011). Formerly, President of Janus Capital

Group Inc. and Janus Capital Management LLC

(2013-2017); Executive Vice President of Janus

Services LLC (2011-2015), Janus Capital Group

Inc. and Janus Capital Management LLC

(2011-2013); and Chief Financial Officer of Janus

Capital Group Inc., Janus Capital Management

LLC, Janus Distributors LLC, Janus Management

Holdings Corporation, and Janus Services LLC

(2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance

North America for Janus Henderson (since

September 2017); Formerly Vice President,

Head of Global Corporate Compliance, and

Chief Compliance Officer for Janus Capital

Management LLC (May 2017-September 2017);

Vice President, Compliance at Janus Capital

Group and Janus Capital Management LLC

(2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Byron Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Vice President and Assistant General Counsel of Janus Capital and Janus Services LLC (2017-present); Assistant Vice President and Senior Legal Counsel (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Detroit Street Trust ½ 29

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiary entities. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93061 12-18

ANNUAL REPORT

October 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Detroit Street Trust

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Small/Mid Cap Growth Alpha ETF (JSMD) seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small/Mid Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•

U.S. small- and mid-cap equities were up for the period, but were volatile. The anticipation that corporate tax reform would help boost future earnings for smaller-cap companies helped drive returns into January. However, concerns over inflation and faster-than-expected interest rate hikes created volatility, as did fears about protectionist trade policies. The market was led by a narrow subset of consumer Internet, medical technology and Software as a Service companies. Many of these stocks trade at extremely high valuations or are yet to produce earnings. Consumer staples, technology and health care were the top-performing sectors within the Russell 2500TM Growth Index, while materials and energy lagged.

•

During the period, JSMD returned 11.37% (based on NAV); its primary benchmark, the Janus Small/Mid Cap Growth Alpha Index, returned 11.81%, and its secondary benchmark, the Russell 2500 Growth Index, returned 5.52%.

•

JSMD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small- and mid-cap companies with some of the strongest fundamentals that the advisor believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Fund At A Glance

October 31, 2018

5 Largest Equity Holdings – (% of Net Assets)
Veeva Systems, Inc. – Class A
Health Care Technology	2.7%
Westlake Chemical Corp.
Chemicals	2.1%
West Pharmaceutical Services, Inc.
Health Care Equipment & Supplies	1.9%
ICON PLC
Life Sciences Tools & Services	1.8%
Rollins, Inc.
Commercial Services & Supplies	1.8%

10.3%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	26.8%
Consumer, Cyclical	17.2%
Industrial	15.7%
Technology	15.4%
Financial	10.5%
Communications Services	10.4%
Basic Materials	3.3%
Investment Company Securities	1.8%
Energy	0.6%

101.7%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2018
	One Year	Since Inception*
Janus Henderson Small/Mid Cap Growth Alpha ETF – NAV	11.37%	20.86%
Janus Henderson Small/Mid Cap Growth Alpha ETF – Market Price	11.44%	20.94%
Janus Small/Mid Cap Growth Alpha Index	11.81%	21.39%
Russell 2500TM Growth Index	5.52%	18.30%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

*	The Fund commenced operations on February 23, 2016.

Janus Detroit Street Trust ½ 3

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Net Annualized Expense Ratio (5/1/18 - 10/31/2018)
$1,000.00	$1,027.00	$2.55	$1,000.00	$1,022.68	$2.55	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Small/Mid Cap Growth Alpha ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small/Mid Cap Growth Alpha ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2018 and for the period February 23, 2016 (commencement date) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the two years in the period ended October 31, 2018 and for the period February 23, 2016 (commencement date) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 20, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – 99.9%
Aerospace & Defense – 1.4%
HEICO Corp.	8,482	$711,046
Airlines – 2.8%
Alaska Air Group, Inc.	8,807	540,926
Allegiant Travel Co.	1,156	131,946
Hawaiian Holdings, Inc.	3,629	125,600
JetBlue Airways Corp.*	22,376	374,350
Spirit Airlines, Inc.*	4,881	253,324

		1,426,146
Auto Components – 1.5%
American Axle & Manufacturing Holdings, Inc.*	5,596	84,891
Dorman Products, Inc.*	1,662	131,315
Fox Factory Holding Corp.*	1,895	101,819
Gentex Corp.	13,478	283,712
Gentherm, Inc.*	1,827	79,730
LCI Industries	1,263	87,589

		769,056
Automobiles – 0.4%
Thor Industries, Inc.	2,640	183,850
Winnebago Industries, Inc.	1,579	43,517

		227,367
Beverages – 0.4%
National Beverage Corp.*	2,461	227,519
Biotechnology – 2.1%
BioSpecifics Technologies Corp.*	899	55,082
Ligand Pharmaceuticals, Inc.*	2,602	428,836
United Therapeutics Corp.*	5,369	595,207

		1,079,125
Building Products – 3.1%
American Woodmark Corp.*	1,255	75,852
Builders FirstSource, Inc.*	8,205	101,578
Continental Building Products, Inc.*	2,645	73,558
Lennox International, Inc.	2,879	607,152
Patrick Industries, Inc.*	1,755	76,360
PGT Innovations, Inc.*	3,629	73,524
Simpson Manufacturing Co., Inc.	3,314	189,163
Trex Co., Inc.*	4,201	257,521
Universal Forest Products, Inc.	4,408	124,614

		1,579,322
Capital Markets – 1.8%
Cohen & Steers, Inc.	2,405	92,328
Diamond Hill Investment Group, Inc.	181	31,165
Evercore, Inc. - Class A	2,107	172,121
Hamilton Lane, Inc. - Class A	1,188	45,595
Houlihan Lokey, Inc.	1,762	72,559
MarketAxess Holdings, Inc.	1,933	405,292
Moelis & Co. - Class A	2,350	94,846

		913,906
Chemicals – 3.0%
Balchem Corp.	3,684	345,007
Chase Corp.	1,075	115,928
Westlake Chemical Corp.	14,831	1,057,450

		1,518,385
Commercial Banks – 2.8%
Ameris Bancorp	2,445	104,866
Bank of Princeton*	342	9,662
Bank OZK	6,616	181,014

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Bankwell Financial Group, Inc.	403	$ 12,219
Byline Bancorp, Inc.*	1,862	40,964
Eagle Bancorp, Inc.*	1,764	86,736
Equity Bancshares, Inc. - Class A*	811	29,269
FB Financial Corp.	1,578	57,565
First Foundation, Inc.*	2,284	37,024
Franklin Financial Network, Inc.*	745	25,255
Hilltop Holdings, Inc.	4,864	96,794
Independent Bank Group, Inc.	1,568	90,803
Live Oak Bancshares, Inc.	1,825	33,580
Metropolitan Bank Holding Corp.*	422	15,555
National Commerce Corp.*	1,060	39,326
Nicolet Bankshares, Inc.*	497	26,540
People’s Utah Bancorp	962	32,237
Preferred Bank	789	40,562
RBB Bancorp	851	18,365
Seacoast Banking Corp. of Florida*	2,427	63,854
ServisFirst Bancshares, Inc.	2,734	98,369
TriState Capital Holdings, Inc.*	1,488	37,527
Western Alliance Bancorp*	5,445	262,667

		1,440,753
Commercial Services & Supplies – 3.4%
Healthcare Services Group, Inc.	5,274	214,072
KAR Auction Services, Inc.	9,608	547,079
Rollins, Inc.	15,604	923,757
Viad Corp.	1,454	69,632

		1,754,540
Communications Equipment – 3.0%
Acacia Communications, Inc.*	3,488	120,231
Applied Optoelectronics, Inc.*	1,470	28,856
Casa Systems, Inc.*	7,426	106,935
Ciena Corp.*	12,286	384,061
Lumentum Holdings, Inc.*	5,402	295,219
Ubiquiti Networks, Inc.#	6,366	592,611

		1,527,913
Construction & Engineering – 0.3%
Argan, Inc.	1,113	48,994
Construction Partners, Inc. - Class A*	854	7,720
NV5 Global, Inc.*	900	70,263

		126,977
Construction Materials – 0.8%
Eagle Materials, Inc.	5,466	403,609
Consumer Finance – 0.8%
Credit Acceptance Corp.*	994	421,874
Distributors – 0.6%
Pool Corp.	2,023	294,852
Diversified Consumer Services – 1.3%
Bright Horizons Family Solutions, Inc.*	2,935	337,261
Grand Canyon Education, Inc.*	2,415	301,150

		638,411
Diversified Financial Services – 0.2%
FGL Holdings*	11,026	87,105
Electrical Equipment – 0.8%
Acuity Brands, Inc.	2,874	361,089
TPI Composites, Inc.*	2,461	62,165

		423,254

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
Electronic Equipment & Instruments – 3.3%
Coherent, Inc.*	2,090	$ 257,362
Control4 Corp.*	2,245	62,680
IPG Photonics Corp.*	4,625	617,669
Littelfuse, Inc.	2,157	390,762
Methode Electronics, Inc.	3,181	94,158
SYNNEX Corp.	3,408	264,495

		1,687,126
Energy Equipment & Services – 0.3%
Cactus, Inc. - Class A*	1,887	63,139
Liberty Oilfield Services, Inc. - Class A	3,508	66,582
Smart Sand, Inc.*	2,085	5,775

		135,496
Equity Real Estate Investment Trusts (REITs) – 1.9%
CareTrust, Inc.	1,093	19,302
CoreSite Realty Corp.	465	43,645
CubeSmart	2,509	72,711
Easterly Government Properties, Inc.	816	14,827
Four Corners Property Trust, Inc.	902	23,524
Gaming and Leisure Properties, Inc.	2,884	97,162
Healthcare Trust of America, Inc. - Class A	2,802	73,580
Hudson Pacific Properties, Inc.	2,114	64,054
Independence Realty Trust, Inc.	1,183	11,724
Jernigan Capital, Inc.	261	5,108
Kilroy Realty Corp.	1,426	98,223
Lamar Advertising Co. - Class A	1,143	83,805
National Storage Affiliates Trust	761	20,265
Park Hotels & Resorts, Inc.	2,716	78,954
Retail Opportunity Investments Corp.	1,522	26,772
STORE Capital Corp.	2,776	80,587
Summit Hotel Properties, Inc.	1,412	16,266
Sun Communities, Inc.	1,095	110,015
Terreno Realty Corp.	788	29,495

		970,019
Food & Staples Retailing – 0.7%
Performance Food Group Co.*	5,530	162,140
Sprouts Farmers Market, Inc.*	6,710	180,432

		342,572
Food Products – 1.1%
B&G Foods, Inc.	3,483	90,697
Calavo Growers, Inc.	927	89,919
Hostess Brands, Inc.*	5,277	54,881
Pilgrim’s Pride Corp.*	13,147	232,176
Sanderson Farms, Inc.	1,205	118,560

		586,233
Health Care Equipment & Supplies – 7.6%
Anika Therapeutics, Inc.*	1,798	64,297
Cantel Medical Corp.	5,141	406,910
Glaukos Corp.*	4,346	251,807
Inogen, Inc.*	2,632	498,948
LeMaitre Vascular, Inc.	2,399	64,053
Masimo Corp.*	6,432	743,539
Neogen Corp.*	6,389	387,940
NuVasive, Inc.*	6,338	356,006
Tactile Systems Technology, Inc.*	2,259	147,919
West Pharmaceutical Services, Inc.	9,064	960,059

		3,881,478

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
Health Care Providers & Services – 2.2%
AMN Healthcare Services, Inc.*	5,854	$ 296,329
HealthEquity, Inc.*	7,647	701,995
National Research Corp. - Class A	3,050	116,053

		1,114,377
Health Care Technology – 4.4%
athenahealth, Inc.*	4,992	636,680
Simulations Plus, Inc.	2,140	43,249
Tabula Rasa HealthCare, Inc.*	2,496	184,405
Veeva Systems, Inc. - Class A*	14,867	1,358,100

		2,222,434
Hotels, Restaurants & Leisure – 1.9%
Chuy’s Holdings, Inc.*	849	20,690
Dave & Buster’s Entertainment, Inc.	1,973	117,492
Dunkin’ Brands Group, Inc.	4,198	304,607
Hilton Grand Vacations, Inc.*	4,855	130,454
Papa John’s International, Inc.#	1,583	86,337
Texas Roadhouse, Inc.	3,581	216,507
Wingstop, Inc.	1,468	91,926

		968,013
Household Durables – 1.6%
Cavco Industries, Inc.*	453	90,876
Century Communities, Inc.*	1,509	32,021
Hooker Furniture Corp.	590	17,269
Installed Building Products, Inc.*	1,583	48,218
iRobot Corp.*	1,373	121,057
LGI Homes, Inc.*	1,134	48,524
M/I Homes, Inc.*	1,432	34,612
PulteGroup, Inc.	14,231	349,656
TopBuild Corp.*	1,785	81,432

		823,665
Insurance – 2.0%
Athene Holding, Ltd. - Class A*	8,473	387,385
Brown & Brown, Inc.	14,366	404,834
Goosehead Insurance, Inc. - Class A*	696	23,859
Health Insurance Innovations, Inc. - Class A*	732	35,795
Investors Title Co.	97	17,654
Kingstone Companies, Inc.	548	9,316
Kinsale Capital Group, Inc.	1,089	65,024
NI Holdings, Inc.*	1,150	17,986
Universal Insurance Holdings, Inc.	1,795	75,354

		1,037,207
Interactive Media & Services – 2.2%
Cargurus, Inc.*	7,636	339,191
Cars.com, Inc.*	5,998	156,608
Match Group, Inc.*	5,761	297,959
Yelp, Inc.*	7,197	308,175

		1,101,933
Internet & Catalog Retail – 3.3%
Duluth Holdings, Inc. - Class B *	1,463	44,958
Etsy, Inc.*	10,301	437,998
GrubHub, Inc.*	7,782	721,703
Liberty Expedia Holdings, Inc. - Class A*	2,874	124,789
Nutrisystem, Inc.	1,476	52,487
Stamps.com, Inc.*	1,561	315,587

		1,697,522

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
IT Services – 3.0%
EPAM Systems, Inc.*	4,627	$ 552,788
Euronet Worldwide, Inc.*	4,388	487,858
Hackett Group, Inc.	2,534	51,871
MAXIMUS, Inc.	5,526	359,024
NIC, Inc.	5,725	76,200

		1,527,741
Leisure Equipment & Products – 0.6%
Brunswick Corp.	4,345	225,896
Malibu Boats, Inc. - Class A*	1,028	41,326
Marine Products Corp.	1,731	35,260
MCBC Holdings, Inc.*	935	27,751

		330,233
Life Sciences Tools & Services – 3.7%
Cambrex Corp.*	4,100	218,489
ICON PLC*	6,696	924,584
PRA Health Sciences, Inc.*	7,934	768,566

		1,911,639
Machinery – 4.9%
Graco, Inc.	11,955	485,732
John Bean Technologies Corp.	2,260	234,972
Lydall, Inc.*	1,243	37,128
Middleby Corp.*	3,985	447,516
Omega Flex, Inc.	722	43,681
Proto Labs, Inc.*	1,933	230,897
Snap-On, Inc.	4,034	620,994
Toro Co.	7,524	423,827

		2,524,747
Media – 1.1%
AMC Networks, Inc. - Class A*	2,278	133,445
Cable One, Inc.	285	255,286
Entravision Communications Corp. - Class A	3,235	15,981
Nexstar Media Group, Inc. - Class A	2,283	170,974

		575,686
Metals & Mining – 0.3%
Warrior Met Coal, Inc.	6,038	169,064
Mortgate Real Estate Investment Trusts (REITs) – 0.6%
Cherry Hill Mortgage Investment Corp.	813	14,561
New Residential Investment Corp.	17,502	312,936

		327,497
Multiline Retail – 0.6%
Ollie’s Bargain Outlet Holdings, Inc.*	3,125	290,313
Oil, Gas & Consumable Fuels – 0.0%
Alta Mesa Resources, Inc. - Class A*	3,794	11,951
Pharmaceuticals – 0.7%
Phibro Animal Health Corp. - Class A	2,480	106,442
Prestige Consumer Healthcare, Inc.*	6,376	230,556

		336,998
Professional Services – 2.0%
ASGN, Inc.*	3,744	251,148
BG Staffing, Inc.	722	18,656
Insperity, Inc.	2,999	329,440
Korn/Ferry International	4,108	185,435
TriNet Group, Inc.*	5,046	237,112
Willdan Group, Inc.*	637	19,237

		1,041,028

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
Real Estate Management & Development – 0.1%
Consolidated-Tomoka Land Co.	75	$ 4,344
HFF, Inc. - Class A	528	19,404
RMR Group, Inc. - Class A	204	15,480

		39,228
Road & Rail – 1.3%
Knight-Swift Transportation Holdings, Inc.	12,738	407,616
Saia, Inc.*	1,837	115,474
Schneider National, Inc. - Class B	6,720	146,966

		670,056
Semiconductors & Semiconductor Equipment – 3.7%
Advanced Energy Industries, Inc.*	3,364	144,753
FormFactor, Inc.*	6,354	77,773
Ichor Holdings, Ltd.*	2,096	37,204
MKS Instruments, Inc.	4,712	347,227
Monolithic Power Systems, Inc.	3,639	429,839
Ultra Clean Holdings, Inc.*	3,350	35,242
Universal Display Corp.#	4,051	498,313
Versum Materials, Inc.	9,371	295,749

		1,866,100
Software – 7.5%
Avalara, Inc.*	5,717	191,634
Blackbaud, Inc.	4,179	299,718
Ebix, Inc.	2,708	155,196
Globant SA*	3,087	158,919
Hortonworks, Inc.*	6,997	124,966
LogMeIn, Inc.	4,462	384,267
Manhattan Associates, Inc.*	5,657	270,065
Paycom Software, Inc.*	5,042	631,258
Paylocity Holding Corp.*	4,538	298,555
Qualys, Inc.*	3,355	239,010
Trade Desk, Inc. - Class A*	3,045	376,210
Tyler Technologies, Inc.*	3,325	703,770

		3,833,568
Specialty Retail – 3.8%
Boot Barn Holdings, Inc.*	1,402	34,602
Burlington Stores, Inc.*	3,384	580,322
Camping World Holdings, Inc. - Class A#	1,854	31,796
Five Below, Inc.*	2,787	317,216
Floor & Decor Holdings, Inc. - Class A*	3,371	86,230
Lithia Motors, Inc. - Class A	1,162	103,511
MarineMax, Inc.*	1,128	25,673
Penske Automotive Group, Inc.	4,252	188,704
Tractor Supply Co.	6,104	560,897

		1,928,951
Textiles, Apparel & Luxury Goods – 0.4%
Skechers U.S.A., Inc. - Class A*	6,769	193,390
Superior Group of Companies, Inc.	767	13,338

		206,728
Thrifts & Mortgage Finance – 1.1%
Axos Financial, Inc.*	3,229	98,032
Bridgewater Bancshares, Inc.*	1,401	15,551
Essent Group, Ltd.*	5,047	198,953
FS Bancorp, Inc.	191	8,622
Greene County Bancorp, Inc.	439	14,079
Merchants Bancorp	1,476	33,948
NMI Holdings, Inc. - Class A*	3,382	71,495
Sterling Bancorp, Inc.	2,727	28,224

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)
Walker & Dunlop, Inc.	1,608	$ 67,472

		536,376
Trading Companies & Distributors – 1.5%
BMC Stock Holdings, Inc.*	4,814	80,586
EnviroStar, Inc.	799	33,198
Foundation Building Materials, Inc.*	3,068	29,238
GMS, Inc.*	2,942	48,367
SiteOne Landscape Supply, Inc.*	2,899	197,248
Watsco, Inc.	2,671	395,789

		784,426
Total Common Stocks (cost $53,191,322)		51,051,565
Investment Companies – 1.8%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Cash Collateral Fund LLC, 2.1443%¥,£	847,850	847,850
Money Markets – 0.1%
State Street Institutional U.S. Government Money Market Fund, 2.0900%¥	60,506	60,506
Total Investment Companies (total cost $908,356) – 1.8%		908,356
Total Investments (total cost $54,099,678) – 101.7%		51,959,921
Liabilities, net of Cash, Receivables and Other Assets – (1.7%)		(860,981)
Net Assets – 100%		$51,098,940

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$50,876,418	97.9%
Ireland	924,584	1.8
Argentina	158,919	0.3
Total	$51,959,921	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/18
Investment Companies – 1.7%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Henderson Cash Collateral Fund LLC, 2.1443%¥	$60,298	Δ	$ —	$ —	$847,850

	Share Balance at 10/31/17		Purchases	Sales	Share Balance at 10/31/18
Investment Companies – 1.7%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Henderson Cash Collateral Fund LLC, 2.1443%¥	1,290,848		15,262,919	(15,705,917)	847,850

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information

Janus Small/Mid Cap Growth Alpha Index	Janus Small/Mid Cap Growth Alpha Index is designed to systematically identify small- and mid-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. A proprietary methodology is used to score stocks based on a wide range fundamental measures and selects the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Henderson Triton Fund.

Russell 2500™ Growth Index	Russell 2500™ Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2018.

¥	Rate reflects 7 day yield as of October 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$51,051,565	$—	$—
Investment Companies	60,506	847,850	—

Total Assets	$51,112,071	$847,850	$—

Janus Detroit Street Trust ½ 13

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statement of Assets and Liabilities

October 31, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$51,112,071
Affiliated investments, at value(3)	847,850
Receivables:
Dividends	7,461
Affiliated securities lending income, net	1,642
Total Assets	51,969,024
Liabilities:
Collateral on securities loaned (Note 2)	847,850
Payables:
Management fees	22,234
Total Liabilities	870,084
Net Assets	$51,098,940
Net Assets Consists of:
Capital (par value and paid-in surplus)	$53,286,255
Total distributable earnings (loss)	(2,187,315)
Total Net Assets	$51,098,940
Net Assets	$51,098,940
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	1,252,000
Net Asset Value Per Share	$40.81

(1)	Includes cost of $53,251,828.
(2)	Includes $829,826 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $847,850.

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statement of Operations

For the year ended October 31, 2018

Investment Income:
Dividends	$252,905
Affiliated securities lending income, net	60,298
Total Investment Income	313,203
Expenses:
Management Fees	180,864
Total Expenses	180,864
Net Investment Income/(Loss)	132,339
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	5,775,355
Total Net Realized Gain/(Loss) on Investments	5,775,355
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	(4,563,367)
Total Change in Unrealized Net Appreciation/Depreciation	(4,563,367)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,344,327

See Notes to Financial Statements.

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Janus Henderson Small/Mid Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$132,339	$51,070
Net realized gain/(loss) on investments	5,775,355	1,182,193
Change in unrealized net appreciation/depreciation	(4,563,367)	2,633,801
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,344,327	3,867,064
Dividends and Distributions to Shareholders:
Dividends and Distributions	(119,256)	N/A
Dividends from Net Investment Income(1)	N/A	(65,865)
Net Decrease from Dividends and Distributions to Shareholders	(119,256)	(65,865)
Capital Share Transactions	27,735,957	8,190,682
Net Increase/(Decrease) in Net Assets	28,961,028	11,991,881
Net Assets:
Beginning of period	22,137,912	10,146,031
End of period(2)	$51,098,940	$22,137,912

1)

The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the U.S. Securities and Exchange Commission (“SEC”) in 2018.

(2)

Net assets – End of period includes undistributed (overdistributed) net investment income of $8,663 as of October 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

16 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$36.77	$28.82	$24.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.10	0.18
Net realized and unrealized gain/(loss)	4.03	7.99	3.93
Total from Investment Operations	4.18	8.09	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.14)	(0.04)
Total Dividends and Distributions	(0.14)	(0.14)	(0.04)
Net Asset Value, End of Period	$40.81	$36.77	$28.82
Total Return*	11.37%	28.14%	16.60%
Net assets, End of Period (in thousands)	$51,099	$22,138	$10,146
Average Net Assets for the Period (in thousands)	$36,173	$16,594	$5,482
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.37%	0.31%	0.93%
Portfolio Turnover Rate(3)	79%	76%	65%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

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Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small/Mid Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small/Mid Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

18 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

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Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

20 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$829,826	$—	$(829,826)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $829,826 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2018 is $847,850, resulting in the net amount due to the counterparty of $18,024.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. For the fiscal year ended October 31, 2018, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus

22 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

Due to an administrative oversight by its administrator, the Fund’s Distribution and Servicing Plan, pursuant to Rule 12b-1 under the 1940 Act that was originally approved at the time of the Fund’s formation (“Initial Rule 12b-1 Plan”), could be viewed to have expired on or about February 11, 2017. The Initial Rule 12b-1 Plan was never implemented, and 12b-1 fees were not charged, prior to its potential expiration. At an in-person meeting held on July 18, 2018, the Fund’s Board of Trustees (“Board”) approved a new Rule 12b-1 Plan (the “Plan”) with respect to the Fund, with terms that are substantively identical to the Initial Rule 12b-1 Plan. Because the Fund has commenced operations, the Plan must also be approved by the Fund’s shareholders prior to implementation. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan. The Plan would permit compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan would permit the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Trust would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. However, implementation of the Plan and imposition of the 12b-1 fee would require prior approval by Fund shareholders via proxy vote. Janus Capital does not anticipate seeking such approval at this time. Because 12b-1 fees are paid out of the fund assets on an ongoing basis, to the extent that such a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. If implemented, the Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2018, Janus Capital owned 2,000 shares or 0.16% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2018, the Fund engaged in cross trades amounting to $1,133,070 in purchases and $290,785 in sales, resulting in a net realized loss of $38,318. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2018 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$23,277	$—	$—	$—	$—	$—	$(2,210,592)

During the year ended October 31, 2018, capital loss carryovers of $34,497 were utilized by the Fund.

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Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$54,170,513	$2,768,076	$(4,978,668)	$(2,210,592)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$119,256	$—	$—	$—

For the year ended October 31, 2017:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$65,865	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$5,795,570	$1,531	$(5,797,101)

5. Capital Share Transactions

	Year ended October 31, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	1,100,000	$47,454,865	350,000	$11,660,083
Shares repurchased	(450,000)	(19,718,908)	(100,000)	(3,469,401)
Net Increase/(Decrease)	650,000	$27,735,957	250,000	$8,190,682

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$28,840,388	$28,794,216	$—	$—

24 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

For the year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$47,451,377	$19,770,279	$—	$—

During the year ended October 31, 2018, the Fund had net realized gain/(loss) of $5,807,962 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X, for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X is November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Fund’s Board of Trustees (“Board”) approved an amendment (“Amendment”) to the Investment Advisory and Management Agreement that provides for a new management fee rate schedule that reduces the annual management fee rate payable by the Fund to Janus Capital and also provides for further management fee rate reductions as assets grow. The new annual management fee rate schedule is effective November 1, 2018. A chart comparing the Fund’s historical management fee to the new management fee schedule (each expressed as an annual rate) is provided below.

Historical Average Daily Net Assets	New Daily Net Assets
0.50%	$0-$500 million	0.35%
	Next $500 million	0.28%
	Over $1 billion	0.20%

Janus Detroit Street Trust ½ 25

Janus Henderson Small/Mid Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2018

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

26 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 9-10, 2018, the Trustees approved an amendment (“Amendment”) to the Investment Advisory and Management Agreement between the Trust and Janus Capital on behalf of Janus Henderson Small Cap Growth Alpha ETF, Janus Henderson Small/Mid Cap Growth Alpha ETF, The Long-Term Care ETF, The Obesity ETF, and The Organics ETF (each a “Fund” and, together, the “Funds”). The Amendment provided for a new management fee rate schedule that reduces the annual management fee rate payable by the Funds to Janus Capital and also provided for further management fee rate reductions as assets grow. A comparison of the prior and new unitary fee rate schedules (each expressed as an annual rate) is shown below.

Current Average Daily Net Assets	New Daily Net Assets
0.50%	$0-$500 million	0.35%
	Next $500 million	0.28%
	Over $1 billion	0.20%

In connection with the Amendment approval, Janus Capital represented to the Trustees that there would be no change to the nature, quality and extent of services rendered by Janus Capital to the Fund. The Amendment is effective as of November 1, 2018.

Janus Detroit Street Trust ½ 27

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Series Trust. Collectively, these two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Series Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee, Clough
Funds Trust (investment
company) (since 2015).
Chairman, Clough Funds
Trust (since 2017),
Independent Trustee, Clough
Dividend and Income Fund
(closed-end fund)
(since 2017), Independent
Trustee, Clough Global
Opportunities Fund
(closed-end fund) (since
2017), Independent Trustee,
Clough Global Equity Fund
(closed-end fund) (since
2017), Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018) Chairman,
Elevation ETF Trust (2016-
2018), and Independent
Trustee, Global X Funds
(investment company)
(since 2018).

28 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	10	Director, Perkins Investment Management LLC (since 2014).

*

In addition to the Trust, which is comprised of seven series, each Trustee also serves as a trustee to the Clayton Street Trust, which is an affiliated registered investment company currently comprised of three portfolios.

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 29

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Byron Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Vice President and Assistant General Counsel of Janus Capital and Janus Services LLC (2017- present); Assistant Vice President and Senior Legal Counsel (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

30 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 31

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes

32 ½ OCTOBER 31, 2018

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 33

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiary entities. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93062 12-18

ANNUAL REPORT

October 31, 2018

The Long-Term Care ETF

Janus Detroit Street Trust

The Long-Term Care ETF (unaudited)

INVESTMENT OBJECTIVE

The Long-Term Care ETF (OLD) seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities.

PERFORMANCE OVERVIEW

•

Concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies. Gains were concentrated in the U.S., where economic data have been positive, driven by corporate earnings, synchronized economic growth and optimism about U.S. tax reform. The nomination of Jerome Powell as the next chair of the Federal Reserve (Fed) signaled the likely continuation of monetary policy normalization. Throughout the period, political and economic tensions in both developed economies outside the U.S. and emerging economies became increasingly prevalent. Highly uncertain Brexit negotiations and tensions between the EU and Italy weighed on European markets. Emerging markets continue to struggle as U.S. Treasury yields rise, and Asian markets are anticipating greater conflict with the U.S.

•

The underlying Solactive Long-Term Care Index outperformed the broader market as represented by the MSCI All Country World IndexSM. Within the Solactive Long-Term Care Index, health care services delivered the strongest returns on a sub-industry basis, while health care real estate investment trusts delivered the weakest returns.

•

During the period, OLD returned 8.44% (based on NAV); its primary benchmark, the Solactive Long-Term Care Index, returned 9.00%, and its secondary benchmark, the MSCI All Country World Index, returned -0.52%.

•

OLD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that are positioned to profit from providing long-term care to the aging population. These include companies owning or operating senior living facilities, nursing services, specialty hospitals or senior housing, as well as biotech companies for age-related illnesses and companies that sell products and services to such facilities.

Janus Detroit Street Trust ½ 1

The Long-Term Care ETF (unaudited)

Fund At A Glance

October 31, 2018

5 Largest Equity Holdings – (% of Net Assets)
Welltower, Inc.
Equity Real Estate Investment Trusts (REITs)	17.6%
Ventas, Inc.
Equity Real Estate Investment Trusts (REITs)	14.8%
HCP, Inc.
Equity Real Estate Investment Trusts (REITs)	9.2%
Orpea
Health Care Providers & Services	4.8%
Omega Healthcare Investors, Inc.
Equity Real Estate Investment Trusts (REITs)	4.7%

51.1%

Sector Allocation – (% of Net Assets)
Financial	67.3%
Consumer, Non-cyclical	31.1%
Communications Services	1.3%
Consumer, Cyclical	0.3%

100.0%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2018

The Long-Term Care ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2018
	One Year	Since Inception*
The Long-Term Care ETF – NAV	8.44%	3.45%
The Long-Term Care ETF – Market Price	8.95%	3.60%
Solactive Long-Term Care Index	9.00%	3.98%
MSCI All Country World IndexSM	-0.52%	9.33%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.50%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

*	The Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Long-Term Care ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Net Annualized Expense Ratio (5/1/18 - 10/31/2018)
$1,000.00	$1,138.40	$2.69	$1,000.00	$1,022.68	$2.55	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2018

The Long-Term Care ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of The Long-Term Care ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Long-Term Care ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2018 and for the period June 8, 2016 (commencement date) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the two years in the period ended October 31, 2018 and for the period June 8, 2016 (commencement date) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 20, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

The Long-Term Care ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – 100.0%
Equity Real Estate Investment Trusts (REITs) – 64.7%
Aedifica SA	1,586	$132,799
CareTrust, Inc.	7,219	127,488
HCP, Inc.	26,003	716,383
Ingenia Communities Group	18,716	38,203
LTC Properties, Inc.	3,536	151,235
National Health Investors, Inc.	3,675	269,965
New Senior Investment Group, Inc.	7,260	41,527
Omega Healthcare Investors, Inc.	10,937	364,749
Sabra Health Care, Inc.	15,660	339,039
Senior Housing Properties Trust	20,560	330,399
Ventas, Inc.	19,697	1,143,214
Welltower, Inc.	20,598	1,360,910

		5,015,911
Health Care Providers & Services – 33.7%
Addus HomeCare Corp.*	890	58,295
Ambea AB (144A)	2,553	23,743
Amedisys, Inc.*	2,623	288,530
Arvida Group, Ltd.	31,387	26,644
Attendo AB (144A)	8,329	75,410
Brookdale Senior Living, Inc.*	16,683	148,979
Capital Senior Living Corp.*	2,217	19,953
Charm Care Corp. KK	400	5,593
Chartwell Retirement Residences	18,932	203,700
Elan Corp.	500	12,268
Ensign Group, Inc.	4,445	164,643
Estia Health, Ltd.	18,460	26,690
Extendicare, Inc.	7,976	44,701
Genesis Healthcare, Inc.*	4,584	7,059
Japara Healthcare, Ltd.	22,119	17,637
Korian SA	4,267	168,442
LHC Group, Inc.*	2,625	240,004
Metlifecare, Ltd.	15,170	57,653
N Field Co., Ltd.	1,000	15,285
National HealthCare Corp.	890	70,782
NichiiGakkan Co., Ltd.	3,200	29,886
Oceania Healthcare, Ltd.	30,248	22,715
Orpea	3,042	375,177
Regis Healthcare, Ltd.	12,088	20,562
Ryman Healthcare, Ltd.	35,932	283,910
Sienna Senior Living, Inc.	5,909	74,692
St-Care Holding Corp.	1,000	5,325
Summerset Group Holdings, Ltd.	18,633	81,035
Tsukui Corp.	4,400	37,857
UNIMAT Retirement Community Co., Ltd.	300	4,750

		2,611,920
Professional Services – 1.3%
SMS Co., Ltd.	5,900	98,860
Real Estate Management & Development – 0.3%
Lifestyle Communities, Ltd.	5,167	21,277
Total Common Stocks (cost $7,653,862)		7,747,968
Total Investments (total cost $7,653,862) – 100.0%		7,747,968
Cash, Receivables and Other Assets, net of Liabilities – 0.0%		169
Net Assets – 100%		$7,748,137

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2018

The Long-Term Care ETF

Schedule of Investments

October 31, 2018

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$5,843,154	75.4%
France	543,619	7.0
New Zealand	471,957	6.1
Canada	323,093	4.2
Japan	209,824	2.7
Belgium	132,799	1.7
Australia	124,369	1.6
Sweden	99,153	1.3
Total	$7,747,968	100.0%

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/18
Investment Companies – N/A
Investments Purchased with Cash Collateral from Securities Lending – N/A
Janus Henderson Cash Collateral Fund LLC, 2.1443%¥	$1,450	Δ	$ —	$ —	$ —

	Share Balance at 10/31/17		Purchases	Sales	Share Balance at 10/31/18
Investment Companies – N/A
Investments Purchased with Cash Collateral from Securities Lending – N/A
Janus Henderson Cash Collateral Fund LLC, 2.1443%¥	336,550		2,750,491	(3,087,041)	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Long-Term Care ETF

Notes to Schedule of Investments and Other Information

October 31, 2018

Solactive Long-Term Care Index

Solactive Long-Term Care Index is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including: companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses and companies that sell products and services to such facilities.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended October 31, 2018 is. $99,153, which represents 1.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of October 31, 2018.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$7,747,968	$—	$—

Total Assets	$7,747,968	$—	$—

8 ½ OCTOBER 31, 2018

The Long-Term Care ETF

Statement of Assets and Liabilities

October 31, 2018

Assets:
Unaffiliated investments, at value(1)	$7,747,968
Receivables:
Investments sold	1,185,219
Dividends	31,167
Total Assets	8,964,354
Liabilities:
Payables:
Due to custodian	12,226
Investments purchased	1,200,158
Management fees	3,833
Total Liabilities	1,216,217
Net Assets	$7,748,137
Net Assets Consists of:
Capital (par value and paid-in surplus)	$7,956,333
Total distributable earnings (loss)	(208,196)
Total Net Assets	$7,748,137
Net Assets	$7,748,137
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	300,001
Net Asset Value Per Share	$25.83

(1)	Includes cost of $7,653,862.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Long-Term Care ETF

Statement of Operations

For the year ended October 31, 2018

Investment Income:
Dividends	$275,995
Affiliated securities lending income, net	1,450
Foreign tax withheld	(8,824)
Total Investment Income	268,621
Expenses:
Management Fees	48,510
Total Expenses	48,510
Net Investment Income/(Loss)	220,111
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$56,886
Total Net Realized Gain/(Loss) on Investments	$56,886
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$459,538
Total Change in Unrealized Net Appreciation/Depreciation	$459,538
Net Increase/(Decrease) in Net Assets Resulting from Operations	$736,535

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2018

The Long-Term Care ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$220,111	$184,931
Net realized gain/(loss) on investments	56,886	(81,002)
Change in unrealized net appreciation/depreciation	459,538	(303,267)
Net Increase/(Decrease) in Net Assets Resulting from Operations	736,535	(199,338)
Dividends and Distributions to Shareholders:
Dividends and Distributions	(220,395)	N/A
Dividends from Net Investment Income(1)	N/A	(184,738)
Return of Capital on Dividends from Net Investment Income(1)	N/A	(22,237)
Net Decrease from Dividends and Distributions to Shareholders	(220,395)	(206,975)
Capital Share Transactions	(2,512,201)	5,252,211
Net Increase/(Decrease) in Net Assets	(1,996,061)	4,845,898
Net Assets:
Beginning of year	9,744,198	4,898,300
End of year(2)	$7,748,137	$9,744,198

(1)

The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the U.S. Securities and Exchange Commission (“SEC”) in 2018.

(2)	The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Long-Term Care ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$24.36	$24.49	$25.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.56	0.66	0.21
Net realized and unrealized gain/(loss)	1.46	(0.01)	(0.84)
Total from Investment Operations	2.02	0.65	(0.63)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.55)	(0.72)	(0.21)
Return of Capital	—	(0.06)	(0.05)
Total Dividends and Distributions	(0.55)	(0.78)	(0.26)
Net Asset Value, End of Period	$25.83	$24.36	$24.49
Total Return*	8.44%	2.66%	(2.56)%
Net assets, End of Period (in thousands)	$7,748	$9,744	$4,898
Average Net Assets for the Period (in thousands)	$9,702	$7,044	$2,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	2.27%	2.63%	2.07%
Portfolio Turnover Rate(3)	38%	19%	5%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2018

The Long-Term Care ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Long-Term Care ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (Underlying Index) which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to

Janus Detroit Street Trust ½ 13

The Long-Term Care ETF

Notes to Financial Statements

“odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

14 ½ OCTOBER 31, 2018

The Long-Term Care ETF

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Janus Detroit Street Trust ½ 15

The Long-Term Care ETF

Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred and convertible securities of issuers in real estate-related industries. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

16 ½ OCTOBER 31, 2018

The Long-Term Care ETF

Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of October 31, 2018.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. For the fiscal year ended October 31, 2018, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to

Janus Detroit Street Trust ½ 17

The Long-Term Care ETF

Notes to Financial Statements

agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

Due to an administrative oversight by its administrator, the Fund’s Distribution and Servicing Plan, pursuant to Rule 12b-1 under the 1940 Act that was originally approved at the time of the Fund’s formation (“Initial Rule 12b-1 Plan”), could be viewed to have expired on or about February 11, 2017. The Initial Rule 12b-1 Plan was never implemented, and 12b-1 fees were not charged, prior to its potential expiration. At an in-person meeting held on July 18, 2018, the Fund’s Board of Trustees (“Board”) approved a new Rule 12b-1 Plan (the “Plan”) with respect to the Fund, with terms that are substantively identical to the Initial Rule 12b-1 Plan. Because the Fund has commenced operations, the Plan must also be approved by the Fund’s shareholders prior to implementation. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan. The Plan would permit compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan would permit the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Trust would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. However, implementation of the Plan and imposition of the 12b-1 fee would require prior approval by Fund shareholders via proxy vote. Janus Capital does not anticipate seeking such approval at this time. Because 12b-1 fees are paid out of the fund assets on an ongoing basis, to the extent that such a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. If implemented, the Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2018, Janus Capital owned 1 share or less than 0.0% of the Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2018 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$23,560	$—	$(317,447)	$—	$—	$(19)	$85,710

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2018 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(78,838)	$(238,609)	$(317,447)

18 ½ OCTOBER 31, 2018

The Long-Term Care ETF

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$7,662,258	$643,266	$(557,556)	$85,710

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$220,395	$—	$—	$—

For the year ended October 31, 2017:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$162,210	$—	$44,765	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$276,996	$23,844	$(300,840)

5. Capital Share Transactions

	Year ended October 31, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	—	200,000	$5,252,211
Shares repurchased	(100,000)	$(2,512,201)	—	—
Net Increase/(Decrease)	(100,000)	$(2,512,201)	200,000	$5,252,211

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,803,846	$3,641,006	$—	$—

Janus Detroit Street Trust ½ 19

The Long-Term Care ETF

Notes to Financial Statements

For the year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$—	$2,510,495	$—	$—

During the year ended October 31, 2018, the Fund had net realized gain/(loss) of $308,306 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X, for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X is November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Fund’s Board of Trustees (“Board”) approved an amendment (“Amendment”) to the Investment Advisory and Management Agreement that provides for a new management fee rate schedule that reduces the annual management fee rate payable by the Fund to Janus Capital and also provides for further management fee rate reductions as assets grow. The new annual management fee rate schedule is effective November 1, 2018. A chart comparing the Fund’s historical management fee to the new management fee schedule (each expressed as an annual rate) is provided below.

Historical Average Daily Net Assets	New Daily Net Assets
	$0-$500 million	0.35%
0.50%	Next $500 million	0.28%
	Over $1 billion	0.20%

20 ½ OCTOBER 31, 2018

The Long-Term Care ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2018

Dividends Received Deduction Percentage	2%
Qualified Dividend Income Percentage	29%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 9-10, 2018, the Trustees approved an amendment (“Amendment”) to the Investment Advisory and Management Agreement between the Trust and Janus Capital on behalf of Janus Henderson Small Cap Growth Alpha ETF, Janus Henderson Small/Mid Cap Growth Alpha ETF, The Long-Term Care ETF, The Obesity ETF, and The Organics ETF (each a “Fund” and, together, the “Funds”). The Amendment provided for a new management fee rate schedule that reduces the annual management fee rate payable by the Funds to Janus Capital and also provided for further management fee rate reductions as assets grow. A comparison of the prior and new unitary fee rate schedules (each expressed as an annual rate) is shown below.

Current Average Daily Net Assets	New Daily Net Assets
	$0-$500 million	0.35%
0.50%	Next $500 million	0.28%
	Over $1 billion	0.20%

In connection with the Amendment approval, Janus Capital represented to the Trustees that there would be no change to the nature, quality and extent of services rendered by Janus Capital to the Fund. The Amendment is effective as of November 1, 2018.

22 ½ OCTOBER 31, 2018

The Long-Term Care ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Series Trust. Collectively, these two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Series Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee, Clough
Funds Trust (investment
company) (since 2015).
Chairman, Clough Funds
Trust (since 2017),
Independent Trustee, Clough
Dividend and Income Fund
(closed-end fund)
(since 2017), Independent
Trustee, Clough Global
Opportunities Fund (closed-
end fund) (since 2017),
Independent Trustee, Clough
Global Equity Fund (closed-
end fund) (since 2017),
Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018) Chairman,
Elevation ETF Trust
(2016-2018), and
Independent Trustee,
Global X Funds (investment
company) (since 2018).

Janus Detroit Street Trust ½ 23

The Long-Term Care ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	10	Director, Perkins Investment Management LLC (since 2014).

*

In addition to the Trust, which is comprised of seven series, each Trustee also serves as a trustee to the Clayton Street Trust, which is an affiliated registered investment company currently comprised of three portfolios.

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

24 ½ OCTOBER 31, 2018

The Long-Term Care ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Byron Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Vice President and Assistant General Counsel of Janus Capital and Janus Services LLC (2017-present); Assistant Vice President and Senior Legal Counsel (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Detroit Street Trust ½ 25

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiary entities. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93069 12-18

ANNUAL REPORT

October 31, 2018

The Obesity ETF

Janus Detroit Street Trust

The Obesity ETF (unaudited)

INVESTMENT OBJECTIVE

The Obesity ETF (SLIM) seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel.

PERFORMANCE OVERVIEW

•

Concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies. Gains were concentrated in the U.S., where economic data have been positive, driven by corporate earnings, synchronized economic growth and optimism about U.S. tax reform. The nomination of Jerome Powell as the next chair of the Federal Reserve (Fed) signaled the likely continuation of monetary policy normalization. Throughout the period, political and economic tensions in both developed economies outside the U.S. and emerging economies became increasingly prevalent. Highly uncertain Brexit negotiations and tensions between the EU and Italy weighed on European markets. Emerging markets continue to struggle as U.S. Treasury yields rise, and Asian markets are anticipating greater conflict with the U.S.

•

The underlying Solactive Obesity Index outperformed the broader market as represented by the MSCI All Country World IndexSM. Within the Solactive Obesity Index, personal products and apparel retail delivered the strongest returns on a sub-industry basis. The weakest-performing sub-industries were led by Internet and direct marketing, and pharmaceuticals.

•

During the period, SLIM returned 19.79% (based on NAV); its primary benchmark, the Solactive Obesity Index, returned 20.26%, and its secondary benchmark, the MSCI All Country World Index, returned -0.52%.

•

SLIM seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that could benefit as they fight the global obesity epidemic. Such companies could include biotechnology, pharmaceutical, health care and medical device companies focused on obesity and obesity-related disease such as diabetes, high blood pressure, cholesterol, heart disease, stroke and sleep apnea. The ETF also includes companies focused on weight-loss programs, supplements and plus-size apparel.

Janus Detroit Street Trust ½ 1

The Obesity ETF (unaudited)

Fund At A Glance

October 31, 2018

5 Largest Equity Holdings – (% of Net Assets)
Novo Nordisk A/S - Class B
Pharmaceuticals	20.8%
Fresenius Medical Care AG & Co. KGaA
Health Care Providers & Services	8.5%
ResMed, Inc.
Health Care Equipment & Supplies	7.5%
ABIOMED, Inc.
Health Care Equipment & Supplies	7.3%
DexCom, Inc.
Health Care Equipment & Supplies	5.8%

49.9%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	99.1%
Consumer, Cyclical	0.9%
Investment Company Securities	0.6%

100.6%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2018

The Obesity ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2018
	One Year	Since Inception*
The Obesity ETF – NAV	19.79%	13.95%
The Obesity ETF – Market Price	21.77%	13.84%
Solactive Obesity Index	20.26%	14.38%
MSCI All Country World IndexSM	-0.52%	9.33%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

*	The Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Obesity ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Net Annualized Expense Ratio (5/1/18 - 10/31/2018)
$1,000.00	$1,045.80	$2.58	$1,000.00	$1,022.68	$2.55	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2018

The Obesity ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of The Obesity ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Obesity ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2018 and for the period June 8, 2016 (commencement date) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the two years in the period ended October 31, 2018 and for the period June 8, 2016 (commencement date) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 20, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

The Obesity ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – 100.0%
Biotechnology – 7.3%
Arena Pharmaceuticals, Inc.*	5,587	$199,232
Cohbar, Inc.*	3,223	12,344
Esperion Therapeutics, Inc.*	2,766	125,659
Keryx Biopharmaceuticals, Inc.*	13,481	37,477
Lexicon Pharmaceuticals, Inc.*	4,645	36,370
Madrigal Pharmaceuticals, Inc.*	944	180,172
MannKind Corp.*,#	17,121	31,332
Poxel S.A.*	1,744	11,916
Rhythm Pharmaceuticals, Inc.*	2,793	78,232
Zafgen, Inc.*	3,744	36,354

		749,088
Diversified Consumer Services – 3.4%
Weight Watchers International, Inc.*	5,188	342,927
Health Care Equipment & Supplies – 44.3%
ABIOMED, Inc.*	2,178	743,134
AngioDynamics, Inc.*	4,133	84,437
Apex Biotechnology Corp.	9,000	7,839
Apollo Endosurgery, Inc.*	1,446	8,213
Cardiovascular Systems, Inc.*	3,796	106,478
CryoLife, Inc.*	3,834	118,777
DexCom, Inc.*	4,480	594,810
Endologix, Inc.*	9,189	11,211
Fisher & Paykel Healthcare Corp., Ltd.	51,338	455,914
Insulet Corp.*	5,174	456,398
iRhythm Technologies, Inc.*	2,398	185,269
Itamar Medical, Ltd.*	22,897	7,812
LeMaitre Vascular, Inc.	1,746	46,618
Lifetech Scientific Corp.*	370,000	80,236
Microlife Corp.	5,000	13,622
Microport Scientific Corp.	67,000	79,996
Nipro Corp.	15,600	198,775
NxStage Medical, Inc.*	7,279	206,578
ResMed, Inc.	72,923	764,926
Rockwell Medical, Inc.*,#	5,178	21,126
Senseonics Holdings, Inc.*,#	13,436	49,848
SomnoMed, Ltd.*	2,104	2,356
TaiDoc Technology Corp.	4,203	17,658
Tandem Diabetes Care, Inc.*	5,677	213,512
Ypsomed Holding AG*	390	52,419

		4,527,962
Health Care Providers & Services – 13.1%
DaVita, Inc.*	6,995	471,043
Fresenius Medical Care AG & Co. KGaA	11,111	872,691

		1,343,734
Internet & Catalog Retail – 1.5%
N Brown Group PLC	21,311	36,897
Nutrisystem, Inc.	3,270	116,281

		153,178
Personal Products – 9.0%
Herbalife Nutrition, Ltd.*	8,722	464,534
Medifast, Inc.	1,295	274,126
USANA Health Sciences, Inc.*	1,570	183,721

		922,381
Pharmaceuticals – 20.8%
Novo Nordisk A/S - Class B	49,168	2,127,350
Oramed Pharmaceuticals, Inc.*	931	3,929

		2,131,279

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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The Obesity ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – (continued)
Specialty Retail – 0.6%
Cato Corp. - Class A	2,472	$ 47,660
Destination XL Group, Inc.*	3,789	11,595

		59,255
Total Common Stocks (cost $10,859,033)		10,229,804
Investment Companies – 0.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Cash Collateral Fund LLC, 2.1443%ºº,£ (cost $63,969)	63,969	63,969
Total Investments (total cost $10,923,002) – 100.6%		10,293,773
Liabilities, net of Cash, Receivables and Other Assets – (0.6%)		(62,205)
Net Assets – 100%		$10,231,568

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$6,324,363	61.4%
Denmark	2,127,350	20.7
Germany	872,691	8.5
New Zealand	455,914	4.4
Japan	198,775	1.9
China	160,232	1.6
Switzerland	52,419	0.5
Taiwan, Province Of China	39,119	0.4
United Kingdom	36,897	0.4
France	11,916	0.1
Israel	11,741	0.1
Australia	2,356	—
Total	$10,293,773	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/18
Investment Companies – 0.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Henderson Cash Collateral Fund LLC, 2.1443%ºº	$4,481	Δ	$ —	$ —	$63,969

	Share Balance at 10/31/17		Purchases	Sales	Share Balance at 10/31/18
Investment Companies – 0.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Henderson Cash Collateral Fund LLC, 2.1443%ºº	17,506		1,312,638	(1,266,175)	63,969

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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The Obesity ETF

Notes to Schedule of Investments and Other Information

October 31, 2018

Solactive Obesity Index	Solactive Obesity Index is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including: biotechnology, pharmaceutical, healthcare and medical device companies whose business is focused on obesity and obesity related disease, including diabetes, high blood pressure, cholesterol, heart disease, stroke and sleep apnea, and companies focused on weight loss programs and supplements, and plus sized apparel.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2018.

ºº	Rate shown is the 7-day yield as of October 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$10,229,804	$—	$—
Investment Companies	—	63,969	—

Total Assets	$10,229,804	$63,969	$—

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The Obesity ETF

Statement of Assets and Liabilities

October 31, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$10,229,804
Affiliated investments, at value(3)	63,969
Cash denominated in foreign currency(4)	2
Receivables:
Investments sold	1,302,998
Dividends	8,700
Affiliated securities lending income, net	408
Total Assets	11,605,881
Liabilities:
Collateral on securities loaned (Note 2)	63,969
Payables:
Due to custodian	6,385
Investments purchased	1,299,502
Management fees	4,457
Total Liabilities	1,374,313
Net Assets	$10,231,568
Net Assets Consists of:
Capital (par value and paid-in surplus)	$11,166,423
Total distributable earnings (loss)	(934,855)
Total Net Assets	$10,231,568
Net Assets	$10,231,568
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	300,001
Net Asset Value Per Share	$34.11

(1)	Includes cost of $10,859,033.
(2)	Includes $58,482 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $63,969.
(4)	Includes cost of $2.

See Notes to Financial Statements.

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The Obesity ETF

Statement of Operations

For the year ended October 31, 2018

Investment Income:
Dividends	$56,728
Affiliated securities lending income, net	4,481
Foreign tax withheld	(6,070)
Total Investment Income	55,139
Expenses:
Management Fees	28,972
Total Expenses	28,972
Net Investment Income/(Loss)	26,167
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	689,964
Forward foreign currency exchange contracts	21
Total Net Realized Gain/(Loss) on Investments	689,985
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	(601,808)
Total Change in Unrealized Net Appreciation/Depreciation	(601,808)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$114,344

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2018

The Obesity ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$26,167	$18,024
Net realized gain/(loss) on investments	689,985	384,390
Change in unrealized net appreciation/depreciation	(601,808)	220,542
Net Increase/(Decrease) in Net Assets Resulting from Operations	114,344	622,956
Dividends and Distributions to Shareholders:
Dividends and Distributions	(27,273)	N/A
Dividends from Net Investment Income(1)	N/A	(16,546)
Net Decrease from Dividends and Distributions to Shareholders	(27,273)	(16,546)
Capital Share Transactions	7,284,008	5,612
Net Increase/(Decrease) in Net Assets	7,371,079	612,022
Net Assets:
Beginning of period	2,860,489	2,248,467
End of period(2)	$10,231,568	$2,860,489

(1)

The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the U.S. Securities and Exchange Commission (“SEC”) in 2018.

(2)	The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

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The Obesity ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$28.60	$22.48	$25.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.18	0.05
Net realized and unrealized gain/(loss)	5.50	6.11	(2.78)
Total from Investment Operations	5.66	6.29	(2.73)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.17)	(0.05)
Return of Capital	—	—	(0.01)
Total Dividends and Distributions	(0.15)	(0.17)	(0.06)
Net Asset Value, End of Period	$34.11	$28.60	$22.48
Total Return*	19.79%	28.05%	(10.79)%
Net assets, End of Period (in thousands)	$10,232	$2,860	$2,248
Average Net Assets for the Period (in thousands)	$5,794	$2,543	$2,478
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.45%	0.71%	0.48%
Portfolio Turnover Rate(3)	67%	44%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2018

The Obesity ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Obesity ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions

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Notes to Financial Statements

which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

14 ½ OCTOBER 31, 2018

The Obesity ETF

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of

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The Obesity ETF

Notes to Financial Statements

debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the

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Notes to Financial Statements

close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$58,482	$—	$(58,482)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $58,482 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2018 is $63,969, resulting in the net amount due to the counterparty of $5,487.

Janus Detroit Street Trust ½ 17

The Obesity ETF

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. For the fiscal year ended October 31, 2018, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

Due to an administrative oversight by its administrator, the Fund’s Distribution and Servicing Plan, pursuant to Rule 12b-1 under the 1940 Act that was originally approved at the time of the Fund’s formation (“Initial Rule 12b-1 Plan”), could be viewed to have expired on or about February 11, 2017. The Initial Rule 12b-1 Plan was never implemented, and 12b-1 fees were not charged, prior to its potential expiration. At an in-person meeting held on July 18, 2018, the Fund’s Board of Trustees (“Board”) approved a new Rule 12b-1 Plan (the “Plan”) with respect to the Fund, with terms that are substantively identical to the Initial Rule 12b-1 Plan. Because the Fund has commenced operations, the Plan must also be approved by the Fund’s shareholders prior to implementation. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan. The Plan would permit compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan would permit the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Trust would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. However, implementation of the Plan and imposition of the 12b-1 fee would require prior approval by Fund shareholders via proxy vote. Janus Capital does not anticipate seeking such approval at this time. Because 12b-1 fees are paid out of the fund assets on an ongoing basis, to the extent that such a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. If implemented, the Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2018, Janus Capital owned 1 share or less than 0.0% of the Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2018 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Notes to Financial Statements

			Loss Deferrals		Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss
$—	$—	$(294,923)	$—	$—	$727	$(640,659)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2018 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(215,532)	$(79,391)	$(294,923)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$10,934,432	$353,808	$(994,467)	$(640,659)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$27,273	$—	$—	$—

For the year ended October 31, 2017:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$16,546	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$960,887	$1,106	$(961,993)

Janus Detroit Street Trust ½ 19

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended October 31, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	400,000	$14,195,008	100,000	$2,726,001
Shares repurchased	(200,000)	(6,911,000)	(100,000)	(2,720,389)
Net Increase/(Decrease)	200,000	$7,284,008	—	$5,612

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,985,810	$4,049,075	$—	$—

For the year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$13,928,683	$6,669,041	$—	$—

During the year ended October 31, 2018, the Fund had net realized gain/(loss) of $940,206 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X, for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X is November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Fund’s Board of Trustees (“Board”) approved an amendment (“Amendment”) to the Investment Advisory and Management Agreement that provides for a new management fee rate schedule that reduces the annual management

20 ½ OCTOBER 31, 2018

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Notes to Financial Statements

fee rate payable by the Fund to Janus Capital and also provides for further management fee rate reductions as assets grow. The new annual management fee rate schedule is effective November 1, 2018. A chart comparing the Fund’s historical management fee to the new management fee schedule (each expressed as an annual rate) is provided below.

Historical	New
Average Daily Net Assets	Daily Net Assets
0.50%	$0-$500 million	0.35%
	Next $500 million	0.28%
	Over $1 billion	0.20%

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The Obesity ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2018

Dividends Received Deduction Percentage	43%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

22 ½ OCTOBER 31, 2018

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 9-10, 2018, the Trustees approved an amendment (“Amendment”) to the Investment Advisory and Management Agreement between the Trust and Janus Capital on behalf of Janus Henderson Small Cap Growth Alpha ETF, Janus Henderson Small/Mid Cap Growth Alpha ETF, The Long-Term Care ETF, The Obesity ETF, and The Organics ETF (each a “Fund” and, together, the “Funds”). The Amendment provided for a new management fee rate schedule that reduces the annual management fee rate payable by the Funds to Janus Capital and also provided for further management fee rate reductions as assets grow. A comparison of the prior and new unitary fee rate schedules (each expressed as an annual rate) is shown below.

Current	New
Average Daily Net Assets	Daily Net Assets
0.50%	$0-$500 million	0.35%
	Next $500 million	0.28%
	Over $1 billion	0.20%

In connection with the Amendment approval, Janus Capital represented to the Trustees that there would be no change to the nature, quality and extent of services rendered by Janus Capital to the Fund. The Amendment is effective as of November 1, 2018.

Janus Detroit Street Trust ½ 23

The Obesity ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Series Trust. Collectively, these two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Series Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee, Clough
Funds Trust (investment
company) (since 2015).
Chairman, Clough Funds
Trust (since 2017),
Independent Trustee, Clough
Dividend and Income Fund
(closed-end fund) (since
2017), Independent Trustee,
Clough Global Opportunities
Fund (closed-end fund)
(since 2017), Independent
Trustee, Clough Global
Equity Fund (closed-end
fund) (since 2017),
Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018) Chairman,
Elevation ETF Trust (2016-
2018), and Independent
Trustee, Global X Funds
(investment company) (since
2018).

24 ½ OCTOBER 31, 2018

The Obesity ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	10	Director, Perkins Investment Management LLC (since 2014).

*

In addition to the Trust, which is comprised of seven series, each Trustee also serves as a trustee to the Clayton Street Trust, which is an affiliated registered investment company currently comprised of three portfolios.

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 25

The Obesity ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC

(2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Byron Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Vice President and Assistant General Counsel of Janus Capital and Janus Services LLC (2017-present); Assistant Vice President and Senior Legal Counsel (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

26 ½ OCTOBER 31, 2018

The Obesity ETF

Notes

Janus Detroit Street Trust ½ 27

The Obesity ETF

Notes

28 ½ OCTOBER 31, 2018

The Obesity ETF

Notes

Janus Detroit Street Trust ½ 29

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiary entities. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93070 12-18

ANNUAL REPORT

October 31, 2018

The Organics ETF

Janus Detroit Street Trust

The Organics ETF (unaudited)

INVESTMENT OBJECTIVE

The Organics ETF (ORG) seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging.

PERFORMANCE OVERVIEW

•

Concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies. Gains were concentrated in the U.S., where economic data have been positive, driven by corporate earnings, synchronized economic growth and optimism about U.S. tax reform. The nomination of Jerome Powell as the next chair of the Federal Reserve (Fed) signaled the likely continuation of monetary policy normalization. Throughout the period, political and economic tensions in both developed economies outside the U.S. and emerging economies became increasingly prevalent. Highly uncertain Brexit negotiations and tensions between the EU and Italy weighed on European markets. Emerging markets continue to struggle as U.S. Treasury yields rise, and Asian markets are anticipating greater conflict with the U.S.

•

The underlying Solactive Organics Index underperformed the broader market as represented by the MSCI All Country World IndexSM. Within the Solactive Organics Index, agricultural products and food distributors delivered the weakest returns on a sub-industry basis, while Internet and direct marketing, and food retail delivered the strongest returns.

•

During the period, ORG returned -5.86% (based on NAV); its primary benchmark, the Solactive Organics Index, returned -5.77%, and its secondary benchmark, the MSCI All Country World IndexSM, returned -0.52%.

•

ORG seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that can capitalize on consumers’ increasing desire for naturally derived food and personal care items, including companies that service, produce, distribute, market or sell organic food, beverage, cosmetics, supplements or packaging.

Janus Detroit Street Trust ½ 1

The Organics ETF (unaudited)

Fund At A Glance

October 31, 2018

5 Largest Equity Holdings – (% of Net Assets)
Chr Hansen Holding AS
Chemicals	20.5%
Sprouts Farmers Market, Inc.
Food & Staples Retailing	11.8%
Hain Celestial Group, Inc.
Food Products	8.0%
Ariake Japan Co., Ltd.
Food Products	5.5%
L’Occitane International SA
Specialty Retail	4.8%

50.6%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	93.1%
Investment Company Securities	6.5%
Basic Materials	4.3%
Communications Services	3.4%

107.3%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2018

The Organics ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2018
	One Year	Since Inception*
The Organics ETF – NAV	-5.86%	6.42%
The Organics ETF – Market Price	-7.62%	6.02%
Solactive Organics Index	-5.77%	6.79%
MSCI All Country World IndexSM	-0.52%	9.33%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

*	Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Organics ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Net Annualized Expense Ratio (5/1/18 - 10/31/2018)
$1,000.00	$898.20	$2.39	$1,000.00	$1,022.68	$2.55	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2018

The Organics ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of The Organics ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Organics ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2018 and for the period June 8, 2016 (commencement date) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the two years in the period ended October 31, 2018 and for the period June 8, 2016 (commencement date) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 20, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

The Organics ETF

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks – 100.8%
Chemicals – 24.8%
Century Sunshine Group Holdings, Ltd.*	4,915,000	$121,004
Chr Hansen Holding AS	23,545	2,380,710
Treatt PLC	70,322	377,386

		2,879,100
Food & Staples Retailing – 19.6%
Natural Grocers by Vitamin Cottage, Inc.*	12,191	220,901
Sprouts Farmers Market, Inc.*	50,956	1,370,207
United Natural Foods, Inc.*	20,818	452,375
Village Super Market, Inc. - Class A	9,623	237,111

		2,280,594
Food Products – 40.6%
Ariake Japan Co., Ltd.	7,200	637,987
Bellamy’s Australia, Ltd.*	79,260	406,149
Bubs Australia, Ltd.*,#	411,752	137,159
China Shengmu Organic Milk, Ltd. (144A)*	2,891,000	116,165
Freedom Foods Group, Ltd.	122,743	440,190
Hain Celestial Group, Inc.*	37,250	926,780
Ichitan Group PCL	909,800	109,231
John B Sanfilippo & Son, Inc.	7,679	484,238
Rock Field Co., Ltd.	25,300	366,761
SunOpta, Inc.*	73,340	544,183
Wessanen	51,714	542,292

		4,711,135
Internet & Catalog Retail – 3.4%
Oisix ra daichi, Inc.*,#	23,000	395,782

Personal Products – 7.1%
Blackmores, Ltd.	5,963	512,943
HS Vital Co., Ltd.*	15,779	30,809
Midsona AB - Class B	39,511	275,376
		819,128
Specialty Retail – 5.3%
L’Occitane International SA	300,000	562,543
Naturhouse Health SAU	18,403	47,333

		609,876
Total Common Stocks (cost $12,920,963)		11,695,615
Investment Companies – 6.5%
Investments Purchased with Cash Collateral from Securities Lending – 6.5%
Janus Henderson Cash Collateral Fund LLC, 2.1443% ºº,£ (cost $760,430)	760,430	760,430
Total Investments (total cost $13,681,393) – 107.3%		12,456,045
Liabilities, net of Cash, Receivables and Other Assets – (7.3%)		(847,658)
Net Assets – 100%		$11,608,387

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2018

The Organics ETF

Schedule of Investments

October 31, 2018

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$4,452,042	35.7%
Denmark	2,380,710	19.1
Australia	1,496,441	12.0
Japan	1,400,530	11.2
Luxembourg	562,543	4.5
Canada	544,183	4.4
Netherlands	542,292	4.4
United Kingdom	377,386	3.0
Sweden	275,376	2.2
Hong Kong	121,004	1.0
China	116,165	0.9
Thailand	109,231	0.9
Spain	47,333	0.4
South Korea	30,809	0.3
Total	$12,456,045	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/18
Investment Companies — 6.5%
Investments Purchased with Cash Collateral from Securities Lending — 6.5%
Janus Henderson Cash Collateral Fund LLC, 2.1443%ºº	$29,834	Δ	$—	$—	$760,430

	Share Balance at 10/31/17		Purchases	Sales	Share Balance at 10/31/18
Investment Companies — 6.5%
Investments Purchased with Cash Collateral from Securities Lending — 6.5%
Janus Henderson Cash Collateral Fund LLC, 2.1443%ºº	238,150		5,688,405	(5,166,125)	760,430

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Organics ETF

Notes to Schedule of Investments and Other Information

October 31, 2018

Solactive Organics Index	Solactive Organics Index is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverage, cosmetics, supplements, or packaging.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

PCL	Public Company Limited

PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resaleand may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined tobe liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended October 31, 2018 is $116,165, which represents 1.0% of net assets.

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2018.

ºº	Rate reflects 7 day yield as of October 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$11,695,615	$—	$—
Investment Companies	—	760,430	—

Total Assets	$11,695,615	$760,430	$—

8 ½ OCTOBER 31, 2018

The Organics ETF

Statement of Assets and Liabilities

October 31, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$11,695,615
Affiliated investments, at value(3)	760,430
Receivables:
Investments sold	1,593,280
Dividends	14,833
Affiliated securities lending income, net	2,972
Total Assets	14,067,130
Liabilities:
Collateral on securities loaned (Note 2)	760,430
Payables:
Investments purchased	1,693,236
Management fees	5,077
Total Liabilities	2,458,743
Net Assets	$11,608,387
Net Assets Consists of:
Capital (par value and paid-in surplus)	$13,461,364
Total distributable earnings (loss)	(1,852,977)
Total Net Assets	$11,608,387
Net Assets	$11,608,387
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	400,001
Net Asset Value Per Share	$29.02

(1)	Includes cost of $12,920,963.
(2)	Includes $703,689 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $760,430

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Organics ETF

Statement of Operations

For the year ended October 31, 2018

Investment Income:
Dividends	$173,845
Affiliated securities lending income, net	29,834
Foreign tax withheld	(15,620)
Total Investment Income	188,059
Expenses:
Management Fees	64,961
Total Expenses	64,961
Net Investment Income/(Loss)	123,098
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,070,360
Total Net Realized Gain/(Loss) on Investments	1,070,360
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	(1,982,614)
Total Change in Unrealized Net Appreciation/Depreciation	(1,982,614)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(789,156)

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2018

The Organics ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$123,098	$55,187
Net realized gain/(loss) on investments	1,070,360	479,486
Change in unrealized net appreciation/depreciation	(1,982,614)	836,970
Net Increase/(Decrease) in Net Assets Resulting from Operations	(789,156)	1,371,643
Dividends and Distributions to Shareholders:
Dividends and Distributions	(132,732)	N/A
Dividends from Net Investment Income(1)	N/A	(45,437)
Net Decrease from Dividends and Distributions to Shareholders	(132,732)	(45,437)
Capital Share Transactions	66,844	8,671,208
Net Increase/(Decrease) in Net Assets	(855,044)	9,997,414
Net Assets:
Beginning of year	12,463,431	2,466,017
End of year(2)	$11,608,387	$12,463,431

(1)

The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the U.S. Securities and Exchange Commission (“SEC”) in 2018.

(2)

Net assets - End of period includes undistributed (over distributed) net investment income of $31,033 as of October 31, 2017. The requirement to disclose undistributed (over distributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Organics ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$31.16	$24.66	$25.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.31	0.29	0.06
Net realized and unrealized gain/(loss)	(2.12)	6.39	(0.82)
Total from Investment Operations	(1.81)	6.68	(0.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.18)	(0.03)
Total Dividends and Distributions	(0.33)	(0.18)	(0.03)
Net Asset Value, End of Period	$29.02	$31.16	$24.66
Total Return*	(5.92)%(3)	27.19%	(2.98)%
Net assets, End of Period (in thousands)	$11,608	$12,463	$2,466
Average Net Assets for the Period (in thousands)	$12,992	$5,314	$2,507
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.95%	1.04%	0.63%
Portfolio Turnover Rate(4)	52%	86%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2018

The Organics ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Organics ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Janus Detroit Street Trust ½ 13

The Organics ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

14 ½ OCTOBER 31, 2018

The Organics ETF

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many

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Notes to Financial Statements

non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

16 ½ OCTOBER 31, 2018

The Organics ETF

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$703,689	$—	$(703,689)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $703,689 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2018 is $760,430, resulting in the net amount due to the counterparty of $56,741.

Janus Detroit Street Trust ½ 17

The Organics ETF

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. For the fiscal year ended October 31, 2018, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

Due to an administrative oversight by its administrator, the Fund’s Distribution and Servicing Plan, pursuant to Rule 12b-1 under the 1940 Act that was originally approved at the time of the Fund’s formation (“Initial Rule 12b-1 Plan”), could be viewed to have expired on or about February 11, 2017. The Initial Rule 12b-1 Plan was never implemented, and 12b-1 fees were not charged, prior to its potential expiration. At an in-person meeting held on July 18, 2018, the Fund’s Board of Trustees (“Board”) approved a new Rule 12b-1 Plan (the “Plan”) with respect to the Fund, with terms that are substantively identical to the Initial Rule 12b-1 Plan. Because the Fund has commenced operations, the Plan must also be approved by the Fund’s shareholders prior to implementation. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan. The Plan would permit compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan would permit the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Trust would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. However, implementation of the Plan and imposition of the 12b-1 fee would require prior approval by Fund shareholders via proxy vote. Janus Capital does not anticipate seeking such approval at this time. Because 12b-1 fees are paid out of the fund assets on an ongoing basis, to the extent that such a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. If implemented, the Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2018, Janus Capital owned 1 share or less than 0.0% of the Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2018 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

18 ½ OCTOBER 31, 2018

The Organics ETF

Notes to Financial Statements

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$17,650	$—	$(609,308)	$—	$—	$(393)	$(1,260,926)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2018 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(489,425)	$(119,883)	$(609,308)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$13,716,971	$819,334	$(2,080,260)	$(1,260,926)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$132,732	$—	$—	$—

For the year ended October 31, 2017:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$45,437	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$1,623,330	$(3,749)	$(1,619,581)

5. Capital Share Transactions

	Year ended October 31, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	200,000	$6,725,311	400,000	$11,664,634
Shares repurchased	(200,000)	(6,658,467)	(100,000)	(2,993,426)
Net Increase/(Decrease)	—	$66,844	300,000	$8,671,208

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The Organics ETF

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,725,576	$7,430,028	$—	$—

For the year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,563,672	$6,683,312	$—	$—

During the year ended October 31, 2018, the Fund had net realized gain/(loss) of $1,659,656 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X, for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X is November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Fund’s Board of Trustees (“Board”) approved an amendment (“Amendment”) to the Investment Advisory and Management Agreement that provides for a new management fee rate schedule that reduces the annual management fee rate payable by the Fund to Janus Capital and also provides for further management fee rate reductions as assets grow. The new annual management fee rate schedule is effective November 1, 2018. A chart comparing the Fund’s historical management fee to the new management fee schedule (each expressed as an annual rate) is provided below.

Historical	New
Average Daily Net Assets	Daily Net Assets
0.50%	$0-$500 million 0.35% Next $500 million 0.28% Over $1 billion 0.20%

20 ½ OCTOBER 31, 2018

The Organics ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2018

Foreign Tax Credits	$15,620
Foreign Source Income	$140,677
Dividends Received Deduction Percentage	23%
Qualified Dividend Income Percentage	97%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED

OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 9-10, 2018, the Trustees approved an amendment (“Amendment”) to the Investment Advisory and Management Agreement between the Trust and Janus Capital on behalf of Janus Henderson Small Cap Growth Alpha ETF, Janus Henderson Small/Mid Cap Growth Alpha ETF, The Long-Term Care ETF, The Obesity ETF, and The Organics ETF (each a “Fund” and, together, the “Funds”). The Amendment provided for a new management fee rate schedule that reduces the annual management fee rate payable by the Funds to Janus Capital and also provided for further management fee rate reductions as assets grow. A comparison of the prior and new unitary fee rate schedules (each expressed as an annual rate) is shown below.

Current	New
Average Daily Net Assets	Daily Net Assets
0.50%	$0-$500 million 0.35% Next $500 million 0.28% Over $1 billion 0.20%

In connection with the Amendment approval, Janus Capital represented to the Trustees that there would be no change to the nature, quality and extent of services rendered by Janus Capital to the Fund. The Amendment is effective as of November 1, 2018.

22 ½ OCTOBER 31, 2018

The Organics ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Series Trust. Collectively, these two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Series Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee,
Clough Funds Trust
(investment company)
(since 2015).
Chairman, Clough
Funds Trust (since
2017), Independent
Trustee, Clough
Dividend and Income
Fund (closed-end
fund) (since 2017),
Independent Trustee,
Clough Global
Opportunities Fund
(closed-end fund)
(since 2017),
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017),
Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018)
Chairman, Elevation
ETF Trust (2016-
2018), and
Independent Trustee
Global X Funds,
(investment company)
(since 2018).

Janus Detroit Street Trust ½ 23

The Organics ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	10	Director, Perkins Investment Management LLC (since 2014).

*

In addition to the Trust, which is comprised of seven series, each Trustee also serves as a trustee to the Clayton Street Trust, which is an affiliated registered investment company currently comprised of three portfolios.

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

24 ½ OCTOBER 31, 2018

The Organics ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance

North America for Janus Henderson (since

September 2017); Formerly Vice President,

Head of Global Corporate Compliance, and

Chief Compliance Officer for Janus Capital

Management LLC (May 2017-September 2017);

Vice President, Compliance at Janus Capital

Group and Janus Capital Management LLC

(2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Byron Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Vice President and Assistant General Counsel of Janus Capital and Janus Services LLC (2017- present); Assistant Vice President and Senior Legal Counsel (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Detroit Street Trust ½ 25

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiary entities. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93071 12-18

ANNUAL REPORT

October 31, 2018

Janus Henderson Short Duration Income ETF

Janus Detroit Street Trust

Janus Henderson Short Duration Income ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Short Duration Income ETF (VNLA) seeks to provide a steady income stream with capital preservation across various market cycles. During the period, the Fund sought to consistently outperform the LIBOR 3-month rate by a moderate amount through various market cycles while at the same time providing low volatility.

PERFORMANCE OVERVIEW

•

Global bond markets lost ground during the period with higher interest rates in the U.S. being a contributing factor. Treasury yields rose across all tenors with shorter-dated maturities coming under greater pressure, driven by the Federal Reserve’s normalization program. Corporate credits delivered negative returns as the autumn sell-off in credits, along with higher interest rates, overwhelmed earlier spread tightening.

•

During the period, the VNLA returned 1.86% (based on NAV); its benchmark, 3-Month USD LIBOR, returned 1.85%. The largest source of positive returns was the Fund’s cash-based core of shorter-duration corporate credits. The Fund’s concentration on investment-grade corporate credits served the strategy well during the year as spreads narrowed for much of the period before widening over the final month. Also contributing was the Fund’s duration positioning. With the aim of managing interest-rate risk, the Fund kept duration toward the lower end of its mandated range for much of the period. Furthermore, the duration exposure we held has tended to be in regions that are expected to keep interest rates steady for the foreseeable future. Weighing on the Fund’s performance was the cost of hedges on corporate credits the Fund tactically deployed during the period with the aim of mitigating any potential losses associated with spread widening.

•

VNLA is an actively managed fixed income ETF with the potential to deliver returns above cash. The strategy seeks to provide a steady income stream with low volatility and capital preservation across economic cycles. Rather than tracking a benchmark, the Fund is designed to move beyond conventional constraints and provide positive absolute returns.

Janus Detroit Street Trust ½ 1

Janus Henderson Short Duration Income ETF (unaudited)

Fund At A Glance

October 31, 2018

Sector Allocation – (% of Net Assets)
Financial	50.0%
Consumer, Cyclical	14.3%
Utilities	7.3%
Communications	6.8%
Energy	5.9%
Consumer, Non-cyclical	5.6%
Industrial	3.8%
Technology	3.4%
Asset-Backed Securities	1.6%
Government	1.3%
Diversified	1.2%
Mortgage-Backed Securities	1.0%
Basic Materials	0.5%
Investment Company Securities	0.1%

102.8%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF (unaudited)

Performance

Average Annual Total Return for the period ended October 31, 2018
	One Year	Since Inception*
Janus Henderson Short Duration Income ETF – NAV	1.86%	1.91%
Janus Henderson Short Duration Income ETF – Market Price	1.86%	1.95%
3-Month USD LIBOR	1.85%	1.47%

Total annual expense ratio as stated in the February 28, 2018 prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

The Fund is not a money market fund and does not attempt to maintain a stable net asset value.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Effective November 1, 2018 Nick Maroutsos, Daniel Siluk and Jason England are Co-Portfolio Managers of the Fund.

Effective November 1, 2018 the Fund’s primary benchmark changed from the 3- Month USD LIBOR to the FTSE 3-Month U.S. Treasury Bill Index. This change in benchmarks resulted in corresponding changes to the Fund’s investment objective and principal investment strategies to reflect the new benchmark index, and is not expected to impact how the Fund is managed. Janus Henderson believes the FTSE 3-Month U.S Treasury Bill Index is a more appropriate benchmark against which to measure the Fund’s performance and regulators had signaled intent to phase out LIBOR as a key market interest rate by the end of 2021.

*	The Fund commenced operations on November 16, 2016.

Janus Detroit Street Trust ½ 3

Janus Henderson Short Duration Income ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Net Annualized Expense Ratio (5/1/18 - 10/31/2018)
$1,000.00	$1,012.60	$1.78	$1,000.00	$1,023.44	$1.79	0.35%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Short Duration Income ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Short Duration Income ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets and the financial highlights for the year ended October 31, 2018 and for the period November 16, 2016 (commencement date) through October 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended October 31, 2018 and for the period November 16, 2016 (commencement date) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 20, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2018

	Principal Amounts	Value
Corporate Bonds – 88.7%
Asset-Backed Securities – 1.6%
Applebee’s Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	$2,224,530	$2,188,536
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	484,000	474,827
Upgrade Receivables Trust, 3.7600%, 11/15/24 (144A)	9,254,000	9,253,505

		11,916,868
Basic Materials – 0.5%
Incitec Pivot Finance LLC, 6.0000%, 12/10/19 (144A)	2,450,000	2,509,386
Sherwin-Williams Co., 2.2500%, 5/15/20	1,000,000	982,941

		3,492,327
Communications – 5.8%
Alibaba Group Holding, Ltd., 2.5000%, 11/28/19	2,800,000	2,783,116
Amazon.com, Inc., 3.3000%, 12/5/21	1,496,000	1,498,028
Amazon.com, Inc., 2.5000%, 11/29/22	4,000,000	3,852,236
Amazon.com, Inc., 2.4000%, 2/22/23	2,000,000	1,910,673
Booking Holdings, Inc., 3.6000%, 6/1/26	3,250,000	3,104,455
CBS Corp., 2.9000%, 6/1/23 (144A)	2,333,000	2,202,864
Deutsche Telekom International Finance B.V., 1.5000%, 9/19/19	875,000	861,934
Deutsche Telekom International Finance B.V., 1.5000%, 9/19/19 (144A)	150,000	147,760
Deutsche Telekom International Finance B.V., ICE LIBOR USD 3 Month + 0.5800%, 3.0288%, 1/17/20 (144A)(a)	700,000	702,215
eBay, Inc., 2.2000%, 8/1/19	100,000	99,362
eBay, Inc., 2.1500%, 6/5/20	1,446,000	1,420,347
eBay, Inc., ICE LIBOR USD 3 Month + 0.8700%, 3.3904%, 1/30/23(a)	2,400,000	2,412,084
Optus Finance Pty, Ltd., 4.6250%, 10/15/19	8,967,000	9,059,521
SingTel Group Treasury Pte, Ltd., 4.5000%, 9/8/21	2,341,000	2,388,887
Telstra Corp., Ltd., 7.7500%, 7/15/20	2,200,000	1,688,466
Verizon Communications, Inc., 90 Day Australian Bank Bill Rate + 1.2200%, 3.1700%, 2/17/23(a)	4,230,000	3,007,609
Verizon Communications, Inc., 3.5000%, 2/17/23	2,170,000	1,545,448
Walt Disney Co., 1.6500%, 1/8/19	600,000	598,732
Walt Disney Co., 2.1500%, 9/17/20	1,100,000	1,082,268
Walt Disney Co., ICE LIBOR USD 3 Month + 0.3900%, 2.7108%, 3/4/22(a)	2,030,000	2,045,060

		42,411,065
Consumer, Cyclical – 9.4%
American Honda Finance Corp., 1.2000%, 7/12/19	1,925,000	1,902,922
American Honda Finance Corp., 2.2500%, 8/15/19	1,500,000	1,491,707
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.3400%, 2.6593%, 2/14/20(a)	850,000	850,993
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.2600%, 2.5941%, 6/16/20(a)	4,100,000	4,101,718
Cintas Corp. No. 2, 3.7000%, 4/1/27	1,625,000	1,567,281
Costco Wholesale Corp., 2.2500%, 2/15/22	1,500,000	1,450,361
Costco Wholesale Corp., 2.7500%, 5/18/24	1,600,000	1,541,512
CVS Health Corp., 2.1250%, 6/1/21	3,803,000	3,665,599
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.2500%, 2.5905%, 11/5/18 (144A)(a)	500,000	500,003
Daimler Finance North America LLC, 1.5000%, 7/5/19 (144A)	1,650,000	1,632,481
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.6300%, 3.0381%, 1/6/20 (144A)(a)	1,900,000	1,908,360
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.4500%, 2.7596%, 2/22/21 (144A)(a)	4,018,000	4,014,464
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.5500%, 2.8905%, 5/4/21 (144A)(a)	2,000,000	2,000,960
Daimler Finance North America LLC, 2.8500%, 1/6/22 (144A)	600,000	581,227
Ford Motor Credit Co. LLC, ICE LIBOR USD 3 Month + 0.8100%, 3.2183%, 4/5/21(a)	1,988,000	1,971,513
Ford Motor Credit Co. LLC, ICE LIBOR USD 3 Month + 1.0800%, 3.4283%, 8/3/22(a)	5,264,000	5,140,708
General Motors Co., ICE LIBOR USD 3 Month + 0.8000%, 3.1430%, 8/7/20(a)	314,000	314,592

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Consumer, Cyclical – (continued)
General Motors Co., ICE LIBOR USD 3 Month + 0.9000%, 3.2271%, 9/10/21(a)	$ 3,000,000	$ 2,995,662
General Motors Financial Co., Inc., 2.4500%, 11/6/20	650,000	632,416
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 1.5500%, 3.9863%, 1/14/22(a)	500,000	506,781
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 0.9900%, 3.3983%, 1/5/23(a)	2,150,000	2,130,660
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.9400%, 3.3481%, 7/8/21 (144A)(a)	3,500,000	3,512,600
Hyundai Capital America, 2.7500%, 9/27/26 (144A)	1,000,000	866,789
Hyundai Capital Services, Inc., 1.6250%, 8/30/19	500,000	492,974
Hyundai Capital Services, Inc., 3.0000%, 3/6/22 (144A)	400,000	385,035
Lowe’s Cos., Inc., ICE LIBOR USD 3 Month + 0.4200%, 2.7471%, 9/10/19(a)	2,551,000	2,557,818
Nissan Financial Services Australia Pty, Ltd., 2.5000%, 9/6/19	250,000	177,118
Nissan Motor Acceptance Corp., 2.2500%, 1/13/20 (144A)	1,000,000	986,561
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.3900%, 2.8263%, 7/13/20 (144A)(a)	600,000	599,300
Nissan Motor Acceptance Corp., 1.9000%, 9/14/21 (144A)	2,000,000	1,905,590
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.6300%, 2.9834%, 9/21/21 (144A)(a)	3,000,000	3,005,806
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.6900%, 3.0761%, 9/28/22 (144A)(a)	700,000	699,450
Toyota Motor Credit Corp., 2.1250%, 7/18/19	552,000	549,336
Toyota Motor Credit Corp., ICE LIBOR USD 3 Month + 0.1000%, 2.5143%, 1/10/20(a)	3,000,000	3,001,543
Toyota Motor Credit Corp., ICE LIBOR USD 3 Month + 0.2800%, 2.7163%, 4/13/21(a)	2,000,000	2,000,340
Toyota Motor Finance Netherlands B.V., ICE LIBOR USD 3 Month + 0.2500%, 2.5843%, 12/12/19(a)	1,000,000	1,000,770
Walmart, Inc., 1.9000%, 12/15/20	2,500,000	2,438,267
Walmart, Inc., ICE LIBOR USD 3 Month + 0.2300%, 2.5964%, 6/23/21(a)	3,500,000	3,515,113

		68,596,330
Consumer, Non-cyclical – 4.6%
Allergan Funding SCS, 2.4500%, 6/15/19	1,400,000	1,397,296
Allergan Funding SCS, 3.0000%, 3/12/20	1,000,000	995,661
Becton Dickinson and Co., ICE LIBOR USD 3 Month + 0.8750%, 3.2611%, 12/29/20(a)	1,400,000	1,401,119
Becton Dickinson and Co., ICE LIBOR USD 3 Month + 1.0300%, 3.3528%, 6/6/22(a)	900,000	905,225
Cardinal Health, Inc., 2.4000%, 11/15/19	500,000	496,306
Cardinal Health, Inc., ICE LIBOR USD 3 Month + 0.7700%, 3.1041%, 6/15/22(a)	1,600,000	1,598,200
Constellation Brands, Inc., ICE LIBOR USD 3 Month + 0.7000%, 3.2652%, 11/15/21(a)	3,000,000	2,998,074
Constellation Brands, Inc., 2.7000%, 5/9/22	1,236,000	1,187,554
Constellation Brands, Inc., 2.6500%, 11/7/22	4,100,000	3,926,103
Constellation Brands, Inc., 3.2000%, 2/15/23	2,800,000	2,713,810
Fonterra Co-operative Group, Ltd., 4.5000%, 6/30/21	2,200,000	1,626,598
Molson Coors Brewing Co., 2.2500%, 3/15/20	1,127,000	1,110,538
Molson Coors Brewing Co., 2.1000%, 7/15/21	4,300,000	4,116,583
Sysco Corp., 1.9000%, 4/1/19	2,400,000	2,391,022
Sysco Corp., 2.6000%, 10/1/20	500,000	492,841
Sysco Corp., 2.6000%, 6/12/22	763,000	734,126
Transurban Finance Co. Pty, Ltd., 3.3750%, 3/22/27 (144A)	150,000	137,837
Wesfarmers, Ltd., 6.2500%, 3/28/19	800,000	575,658
Wesfarmers, Ltd., 4.7500%, 3/12/20	500,000	364,669
WSO Finance Pty, Ltd., 3.5000%, 7/14/23	1,400,000	998,500
WSO Finance Pty, Ltd., 4.5000%, 3/31/27	800,000	586,817
WSO Finance Pty, Ltd., 4.5000%, 9/30/27	4,000,000	2,910,325

		33,664,862

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Diversified – 1.2%
CK Hutchison International 16, Ltd., 1.8750%, 10/3/21 (144A)	$ 1,100,000	$ 1,045,066
CK Hutchison International 17 II, Ltd., 2.2500%, 9/29/20 (144A)	1,100,000	1,072,693
CK Hutchison International 17, Ltd., 2.8750%, 4/5/22	4,000,000	3,878,014
Hutchison Whampoa International 09, Ltd., 7.6250%, 4/9/19	2,450,000	2,495,472
Hutchison Whampoa International, Ltd., 5.7500%, 9/11/19 (144A)	350,000	357,534

		8,848,779
Energy – 2.8%
CNOOC Finance 2015 USA LLC, 3.7500%, 5/2/23	4,500,000	4,445,937
Harvest Operations Corp., 4.2000%, 6/1/23 (144A)	2,410,526	2,434,716
Korea National Oil Corp., 4.2500%, 10/8/19	200,000	143,351
Korea National Oil Corp., 2.0000%, 10/24/21	4,746,000	4,513,979
Shell International Finance BV, ICE LIBOR USD 3 Month + 0.3500%, 2.6843%, 9/12/19(a)	550,000	551,391
Sinopec Group Overseas Development 2014, Ltd., 2.7500%, 4/10/19	250,000	249,458
Sinopec Group Overseas Development 2016, Ltd., 1.7500%, 9/29/19 (144A)	1,700,000	1,674,639
Sinopec Group Overseas Development 2017, Ltd., 2.3750%, 4/12/20 (144A)	600,000	590,259
Sinopec Group Overseas Development 2017, Ltd., 2.2500%, 9/13/20 (144A)	500,000	488,305
Sinopec Group Overseas Development 2018, Ltd., 3.7500%, 9/12/23 (144A)	5,000,000	4,934,715

		20,026,750
Financial – 50.0%
Ally Financial, Inc., 3.2500%, 11/5/18	1,600,000	1,599,792
Ally Financial, Inc., 8.0000%, 12/31/18	1,000,000	1,006,250
Ally Financial, Inc., 3.5000%, 1/27/19	4,400,000	4,394,500
American Express Co., ICE LIBOR USD 3 Month + 0.5250%, 2.8368%, 5/17/21(a)	2,400,000	2,403,129
American Express Co., ICE LIBOR USD 3 Month + 0.6100%, 3.1510%, 8/1/22(a)	1,550,000	1,547,814
American Express Credit Corp., 1.7000%, 10/30/19	3,500,000	3,453,591
American Express Credit Corp., 2.3750%, 5/26/20	500,000	493,055
ANZ New Zealand Int’l, Ltd., 2.7500%, 1/22/21 (144A)	2,500,000	2,453,698
ANZ New Zealand Int’l, Ltd., ICE LIBOR USD 3 Month + 1.0100%, 3.5193%, 7/28/21 (144A)(a)	1,500,000	1,519,357
Aroundtown S.A., 2.1250%, 3/13/23	3,000,000	3,493,930
ASB Bank, Ltd., ICE LIBOR USD 3 Month + 0.9700%, 3.3015%, 6/14/23 (144A)(a)	4,310,000	4,334,082
Australia & New Zealand Banking Group, Ltd., 5.1250%, 9/10/19	4,920,000	5,813,776
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.4600%, 2.7718%, 5/17/21 (144A)(a)	6,250,000	6,253,271
Australia & New Zealand Banking Group, Ltd., 90 Day Australian Bank Bill Rate + 1.0000%, 2.9307%, 3/7/22(a)	2,000,000	1,427,466
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.5800%, 2.9214%, 11/9/22 (144A)(a)	3,935,000	3,929,238
Bank Nederlandse Gemeenten NV, 1.5000%, 2/15/19 (144A)	750,000	747,637
Bank Nederlandse Gemeenten NV, 1.8750%, 6/11/19	700,000	696,242
Bank of America Corp., 90 Day Australian Bank Bill Rate + 1.1500%, 3.0967%, 3/5/20(a)	5,000,000	3,561,986
Bank of America Corp., 90 Day Australian Bank Bill Rate + 1.5500%, 3.5164%, 8/5/21(a)	1,600,000	1,151,648
Bank of America Corp., ICE LIBOR USD 3 Month + 0.6500%, 3.0226%, 6/25/22(a)	5,000,000	5,000,895
Bank of America Corp., ICE LIBOR USD 3 Month + 1.1600%, 3.6290%, 1/20/23(a)	1,350,000	1,371,108
Bank of America Corp., ICE LIBOR USD 3 Month + 0.9600%, 3.4372%, 7/23/24(a)	5,300,000	5,299,523
Bank of China, Ltd., 90 Day Australian Bank Bill Rate + 1.0000%, 2.9484%, 3/2/20(a)	2,300,000	1,632,109
Bank of China, Ltd., 90 Day Australian Bank Bill Rate + 1.2300%, 3.1600%, 4/20/22(a)	800,000	568,322
Bank of Communications Co., Ltd., ICE LIBOR USD 3 Month + 0.7500%, 3.0618%, 5/17/21(a)	3,500,000	3,500,070
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4400%, 2.7741%, 6/15/20(a)	800,000	803,278
Bank of Montreal, ICE LIBOR USD 3 Month + 0.3400%, 2.7763%, 7/13/20(a)	3,000,000	3,006,676
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4600%, 2.8963%, 4/13/21(a)	2,000,000	2,004,544
Bank of Montreal, ICE LIBOR USD 3 Month + 0.6300%, 2.9613%, 9/11/22(a)	500,000	502,559
Bank of Montreal, CDOR USD 3 Month + 1.0800%, 3.1200%, 9/19/24(a)	1,350,000	1,029,670

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Bank of Nova Scotia, 2.3500%, 10/21/20	$ 700,000	$ 688,435
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.2900%, 2.6996%, 1/8/21(a)	1,200,000	1,199,715
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.4400%, 2.9090%, 4/20/21(a)	2,000,000	2,004,841
Bank of Nova Scotia, 2.7000%, 3/7/22	500,000	486,654
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.6400%, 2.9568%, 3/7/22(a)	500,000	504,339
Bank of Queensland, Ltd., 90 Day Australian Bank Bill Rate + 1.1700%, 3.0911%, 10/26/20(a)	5,900,000	4,204,322
Bank of Queensland, Ltd., ICE LIBOR USD 3 Month + 1.0200%, 2.9750%, 11/16/21(a)	6,000,000	4,253,813
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.1000%, 3.0550%, 8/18/20(a)	2,000,000	1,423,961
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.4600%, 3.3900%, 4/20/21(a)	450,000	322,958
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.8000%, 4.7150%, 1/29/24(a)	500,000	355,668
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.8000%, 4.7318%, 12/9/26(a)	200,000	146,552
Canadian Imperial Bank of Commerce, ICE LIBOR USD 3 Month + 0.3150%, 2.8735%, 2/2/21(a)	1,500,000	1,501,058
Capital One Financial Corp., ICE LIBOR USD 3 Month + 0.7200%, 3.2404%, 1/30/23(a)	6,300,000	6,244,821
Capital One NA, ICE LIBOR USD 3 Month + 1.1500%, 3.6704%, 1/30/23(a)	1,500,000	1,507,200
Cboe Global Markets, Inc., 3.6500%, 1/12/27	350,000	331,379
Citibank NA, ICE LIBOR USD 3 Month + 0.5700%, 3.0472%, 7/23/21(a)	6,500,000	6,521,083
Citigroup, Inc., 90 Day Australian Bank Bill Rate + 1.2500%, 3.2164%, 8/7/19(a)	1,500,000	1,067,815
Citigroup, Inc., 90 Day Australian Bank Bill Rate + 1.5500%, 3.5164%, 5/4/21(a)	2,000,000	1,437,642
Citigroup, Inc., ICE LIBOR USD 3 Month + 1.0700%, 3.3971%, 12/8/21(a)	5,750,000	5,840,390
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.9600%, 3.4499%, 4/25/22(a)	750,000	757,723
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.7220%, 3.1420%, 1/24/23(a)	1,000,000	976,290
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.5400%, 2.8608%, 3/2/20(a)	800,000	801,924
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.5700%, 2.8814%, 5/26/20(a)	600,000	601,659
Citizens Bank NA, 2.2500%, 10/30/20	1,100,000	1,071,638
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.8100%, 3.1214%, 5/26/22(a)	300,000	300,615
Commonwealth Bank of Australia, 5.5000%, 8/6/19	3,360,000	3,962,358
Commonwealth Bank of Australia, 2.2500%, 3/10/20 (144A)	500,000	493,105
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 1.1500%, 3.0827%, 1/18/21(a)	2,000,000	1,432,751
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8300%, 3.1528%, 9/6/21(a)	1,000,000	1,010,709
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8300%, 3.1528%, 9/6/21 (144A)(a)	1,204,000	1,216,894
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.6800%, 3.0171%, 9/18/22 (144A)(a)	1,200,000	1,203,374
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.7000%, 3.0341%, 3/16/23 (144A)(a)	3,000,000	3,009,564
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 1.9500%, 3.9164%, 11/5/24(a)	6,000,000	4,292,286
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 2.6500%, 4.5984%, 6/3/26(a)	1,300,000	950,631
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 2.0940%, 3.3750%, 10/20/26(a)	500,000	483,970
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.4300%, 2.9380%, 4/26/21(a)	2,000,000	2,004,739
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.8300%, 3.2443%, 1/10/22(a)	1,700,000	1,721,328
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.4800%, 2.8943%, 1/10/23(a)	1,200,000	1,196,604
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.8600%, 3.2336%, 9/26/23 (144A)(a)	3,000,000	2,994,013
DBS Bank, Ltd., ICE LIBOR USD 3 Month + 0.5100%, 2.4590%, 9/4/20(a)	1,000,000	708,783

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 0.4900%, 2.8171%, 6/8/20 (144A)(a)	$ 1,600,000	$ 1,602,784
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 0.4900%, 2.8171%, 6/8/20(a)	800,000	801,392
DBS Group Holdings, Ltd., USD SWAP SEMI 30/360 5YR + 2.3900%, 3.6000%, 9/7/21(a)	1,200,000	1,150,800
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 1.5800%, 3.5034%, 3/16/28(a)	1,130,000	800,290
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 1.5900%, 4.5200%, 12/11/28 (144A)(a)	3,000,000	3,032,730
DEXUS Finance Pty, Ltd., 4.2000%, 11/9/22	2,200,000	1,601,763
Dexus Wholesale Property Fund, 4.7500%, 6/16/25	1,800,000	1,329,640
E*TRADE Financial Corp., 2.9500%, 8/24/22	2,700,000	2,602,212
First Republic Bank, 2.5000%, 6/6/22	1,645,000	1,579,042
GAIF Bond Issuer Pty, Ltd., 3.4000%, 9/30/26 (144A)	3,352,000	3,084,169
GAIF Bond Issuer Pty, Ltd., 3.4000%, 9/30/26	2,519,000	2,317,727
General Property Trust, 3.5910%, 11/7/23	600,000	426,155
Goldman Sachs Bank USA, 3.2000%, 6/5/20	3,000,000	2,997,323
Goldman Sachs Group, Inc., 90 Day Australian Bank Bill Rate + 1.3000%, 3.2575%, 8/21/19(a)	180,000	128,208
Goldman Sachs Group, Inc., 90 Day Australian Bank Bill Rate + 1.2000%, 3.1550%, 8/26/20(a)	2,500,000	1,780,982
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.7700%, 4.0814%, 2/25/21(a)	3,380,000	3,472,883
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.3600%, 3.8499%, 4/23/21(a)	2,000,000	2,039,600
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 0.7800%, 3.3066%, 10/31/22(a)	3,400,000	3,411,811
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.0500%, 3.3656%, 6/5/23(a)	1,350,000	1,358,978
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25(a)	1,000,000	948,108
GPT RE, Ltd., 3.6725%, 9/19/24	2,200,000	1,553,794
GPT Wholesale Office Fund No 1, 4.0000%, 5/18/22	1,900,000	1,375,553
GPT Wholesale Shopping Centre Fund No. 1, 3.9930%, 9/11/24	4,150,000	2,959,228
JPMorgan Chase & Co., 90 Day Australian Bank Bill Rate + 1.1000%, 3.0318%, 12/9/19(a)	1,500,000	1,069,011
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6800%, 3.0008%, 6/1/21(a)	1,200,000	1,201,800
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6100%, 2.9471%, 6/18/22(a)	5,000,000	4,999,950
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.9000%, 3.3899%, 4/25/23(a)	1,900,000	1,913,283
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.7300%, 3.2072%, 4/23/24(a)	2,749,000	2,723,638
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3400%, 2.8480%, 4/26/21(a)	4,000,000	4,000,777
Kreditanstalt fuer Wiederaufbau, 2.3750%, 12/29/22	7,000,000	6,785,090
Liberty Financial Pty, Ltd., 5.1000%, 6/1/20	4,700,000	3,347,524
Liberty Financial Pty, Ltd., 5.1000%, 4/9/21	3,650,000	2,593,234
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 1.3000%, 3.2200%, 3/20/23(a)	3,000,000	2,119,443
Lloyds Banking Group PLC, 3.6500%, 3/20/23	1,500,000	1,063,409
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 0.8100%, 2.9070%, 11/7/23(a)	1,400,000	1,330,037
Macquarie Bank, Ltd., ICE LIBOR USD 3 Month + 0.3500%, 2.7575%, 4/4/19 (144A)(a)	1,400,000	1,400,687
Macquarie Bank, Ltd., ICE LIBOR USD 3 Month + 1.1200%, 3.6293%, 7/29/20 (144A)(a)	1,000,000	1,012,267
Macquarie Group, Ltd., 6.2500%, 1/14/21 (144A)	1,750,000	1,839,641
Macquarie Group, Ltd., 6.2500%, 1/14/21	2,091,000	2,198,109
Macquarie Group, Ltd., ICE LIBOR USD 3 Month + 1.0230%, 3.1890%, 11/28/23 (144A)(a)	3,257,000	3,103,915
Macquarie Group, Ltd., ICE LIBOR USD 3 Month + 1.3500%, 3.7310%, 3/27/24(a)	6,602,000	6,679,857
Mizuho Financial Group, Inc., ICE LIBOR USD 3 Month + 0.8800%, 3.2113%, 9/11/22(a)	1,100,000	1,102,200

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8000%, 3.1193%, 2/14/20(a)	$ 2,853,000	$ 2,856,709
Morgan Stanley, ICE LIBOR USD 3 Month + 1.4000%, 3.8690%, 4/21/21(a)	4,000,000	4,083,492
Morgan Stanley, ICE LIBOR USD 3 Month + 1.1800%, 3.6490%, 1/20/22(a)	2,850,000	2,882,083
Morgan Stanley, ICE LIBOR USD 3 Month + 1.4000%, 3.8874%, 10/24/23(a)	4,400,000	4,480,362
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8470%, 3.7370%, 4/24/24(a)	2,000,000	1,975,012
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.0800%, 3.0464%, 11/5/20(a)	2,000,000	1,429,390
National Australia Bank, Ltd., 2.5000%, 1/12/21	1,500,000	1,467,797
National Australia Bank, Ltd., ICE LIBOR USD 3 Month + 0.5800%, 2.9175%, 9/20/21 (144A)(a)	5,500,000	5,516,720
National Australia Bank, Ltd., ICE LIBOR USD 3 Month + 0.8000%, 2.7600%, 2/10/23(a)	2,000,000	1,413,572
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.8500%, 3.7915%, 3/26/25(a)	4,017,000	2,871,877
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.4000%, 4.3250%, 9/21/26(a)	1,925,000	1,401,108
Nederlandse Waterschapsbank NV, 1.7500%, 9/5/19	1,100,000	1,089,847
Nordea Bank AB, 2.1250%, 5/29/20 (144A)	910,000	892,003
Nordea Bank AB, 2.5000%, 9/17/20 (144A)	200,000	196,435
Nordea Bank Abp, ICE LIBOR USD 3 Month + 0.9400%, 3.2548%, 8/30/23 (144A)(a)	4,500,000	4,495,959
Oversea-Chinese Banking Corp., Ltd., 4.2500%, 6/19/24 (144A)	399,000	395,473
Oversea-Chinese Banking Corp., Ltd., 4.2500%, 6/19/24	1,897,000	1,880,231
Oversea-Chinese Banking Corp., Ltd., USD SWAP SEMI 30/360 5YR + 2.2030%, 4.0000%, 10/15/24(a)	250,000	250,725
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.7300%, 3.2710%, 2/1/22(a)	500,000	505,179
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.6600%, 3.0683%, 10/5/23(a)	2,700,000	2,686,414
Royal Bank of Canada, CDOR USD 3 Month + 1.0800%, 3.0400%, 7/17/24(a)	6,250,000	4,767,133
Scentre Group Trust 1, 4.5000%, 9/8/21	1,400,000	1,026,809
Scentre Group Trust 1 / Scentre Group Trust 2, 2.3750%, 11/5/19 (144A)	500,000	495,179
Shopping Centres Australasia Property Retail Trust, 3.7500%, 4/20/21	600,000	428,697
Shopping Centres Australasia Property Retail Trust, 3.9000%, 6/7/24	3,100,000	2,173,725
Simon Property Group LP, 2.7500%, 2/1/23	3,500,000	3,372,310
Simon Property Group LP, 2.7500%, 6/1/23	3,600,000	3,460,661
Stockland Trust, 8.2500%, 11/25/20	1,000,000	782,994
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 1.1400%, 3.5896%, 10/19/21(a)	700,000	711,957
Sumitomo Mitsui Financial Group, Inc., 2.7840%, 7/12/22	420,000	405,979
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.7400%, 3.1846%, 10/18/22(a)	500,000	500,335
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.8600%, 3.3096%, 7/19/23(a)	4,700,000	4,722,290
Suncorp-Metway, Ltd., 2.3750%, 11/9/20 (144A)	3,988,000	3,883,207
TD Ameritrade Holding Corp., ICE LIBOR USD 3 Month + 0.4300%, 2.9710%, 11/1/21(a)	6,000,000	6,001,020
Toronto-Dominion Bank, 3.0000%, 6/11/20	2,000,000	1,994,001
Toronto-Dominion Bank, 1.8500%, 9/11/20	360,000	351,300
Toronto-Dominion Bank, 2.5000%, 12/14/20	2,400,000	2,363,044
Toronto-Dominion Bank, ICE LIBOR USD 3 Month + 0.6400%, 3.0896%, 7/19/23(a)	4,000,000	4,010,380
United Overseas Bank, Ltd., ICE LIBOR USD 3 Month + 0.4800%, 2.9572%, 4/23/21 (144A)(a)	2,500,000	2,502,203
United Overseas Bank, Ltd., USD SWAP SEMI 30/360 5YR + 1.9950%, 3.7500%, 9/19/24(a)	3,580,000	3,580,537
United Overseas Bank, Ltd., USD SWAP SEMI 30/360 5YR + 1.6540%, 2.8800%, 3/8/27(a)	800,000	768,328
United Overseas Bank, Ltd., USD SWAP SEMI 30/360 5YR + 1.6540%, 2.8800%, 3/8/27(a)	500,000	480,205
Vicinity Centres Trust, 3.5000%, 4/26/24	2,320,000	1,626,092
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.0100%, 3.3268%, 12/7/20(a)	1,246,000	1,261,589
Wells Fargo & Co., 2.5000%, 3/4/21	800,000	779,661
Wells Fargo & Co., ICE LIBOR USD 3 Month + 0.9300%, 3.2680%, 2/11/22(a)	1,083,000	1,091,803
Wells Fargo & Co., 90 Day Australian Bank Bill Rate + 1.1000%, 3.0150%, 4/27/22(a)	3,500,000	2,484,742

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.1100%, 3.5974%, 1/24/23(a)	$ 850,000	$ 859,671
Wells Fargo Bank NA, ICE LIBOR USD 3 Month + 0.5000%, 2.9772%, 7/23/21(a)	7,500,000	7,505,145
Wells Fargo Bank NA, ICE LIBOR USD 3 Month + 0.5100%, 2.9872%, 10/22/21(a)	3,500,000	3,501,561
Westpac Banking Corp., 1.6000%, 8/19/19	1,050,000	1,038,453
Westpac Banking Corp., ICE LIBOR USD 3 Month + 1.0000%, 3.3380%, 5/13/21(a)	200,000	203,105
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.8500%, 3.1723%, 8/19/21(a)	500,000	506,663
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.8500%, 3.2704%, 1/11/22(a)	450,000	454,826
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.1100%, 3.0764%, 2/7/22(a)	2,000,000	1,432,522
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.7100%, 3.0961%, 6/28/22(a)	750,000	753,871
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.5700%, 2.9904%, 1/11/23(a)	3,600,000	3,586,653
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 2.0500%, 3.9659%, 3/14/24(a)	300,000	213,471
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 3.1000%, 5.0318%, 3/10/26(a)	1,000,000	735,829
Westpac Banking Corp., ICE LIBOR USD 3 Month + 1.8300%, 4.3340%, 8/16/29(a)	9,100,000	6,436,692

		365,096,895
Government – 1.3%
Airservices Australia, 2.7500%, 5/15/23	500,000	353,155
European Investment Bank, 2.7500%, 8/25/26	22,800,000	5,769,417
Export-Import Bank of Korea, ICE LIBOR USD 3 Month + 0.7000%, 3.0114%, 5/26/19(a)	308,000	308,283
International Bank for Reconstruction & Development, 3.5000%, 1/22/21	3,465,000	2,320,880
International Bank for Reconstruction & Development, 3.0000%, 2/2/23	1,300,000	861,534

		9,613,269
Industrial – 2.7%
Amcor, Ltd., 4.6250%, 4/16/19	2,730,000	3,157,935
Australia Pacific Airports Melbourne Pty, Ltd., 5.0000%, 6/4/20	200,000	147,006
Australia Pacific Airports Melbourne Pty, Ltd., 3.7500%, 11/4/26	100,000	70,968
Brisbane Airport Corp Pty, Ltd., 6.0000%, 10/21/20	260,000	195,123
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.1800%, 2.5028%, 12/6/18(a)	650,000	650,064
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.2800%, 2.6464%, 3/22/19(a)	600,000	600,474
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5100%, 2.9243%, 1/10/20(a)	500,000	502,274
Caterpillar Financial Services Corp., 1.8500%, 9/4/20	1,000,000	977,827
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5900%, 2.9128%, 6/6/22(a)	1,800,000	1,811,184
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5100%, 2.8238%, 5/15/23(a)	1,200,000	1,198,329
New Terminal Financing Co. Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.4500%, 3.3880%, 7/12/24(a)	2,700,000	1,926,446
Perth Airport Pty, Ltd., 6.0000%, 7/23/20	598,000	445,919
QPH Finance Co. Pty, Ltd., 5.7500%, 7/29/20	750,000	557,533
QPH Finance Co. Pty, Ltd., 5.0000%, 7/7/21	150,000	111,388
Rockwell Collins, Inc., 3.1000%, 11/15/21	1,000,000	981,453
Sydney Airport Finance Co. Pty, Ltd., 5.1250%, 2/22/21 (144A)	350,000	359,108
Sydney Airport Finance Co. Pty, Ltd., 3.9000%, 3/22/23 (144A)	600,000	596,472
Trimble, Inc., 4.1500%, 6/15/23	2,500,000	2,491,776
Vulcan Materials Co., ICE LIBOR USD 3 Month + 0.6500%, 2.9708%, 3/1/21(a)	1,700,000	1,702,522
WestRock Co., 3.3750%, 9/15/27 (144A)	1,625,000	1,490,096

		19,973,897
Technology – 2.4%
Apple, Inc., 1.8000%, 5/11/20	1,000,000	981,520
Apple, Inc., 1.5500%, 8/4/21	1,100,000	1,052,414
Apple, Inc., 2.1000%, 9/12/22	1,400,000	1,335,853
Apple, Inc., 2.4000%, 1/13/23	200,000	191,472
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.0000%, 1/15/22	1,165,000	1,127,731
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 2.6500%, 1/15/23	2,100,000	1,969,838
IBM Credit LLC, 1.6250%, 9/6/19	1,285,000	1,271,787

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2018

	Principal Amounts	Value
Corporate Bonds – (continued)
Technology – (continued)
IBM Credit LLC, ICE LIBOR USD 3 Month + 0.2600%, 2.7290%, 1/20/21(a)	$ 3,300,000	$ 3,307,671
International Business Machines Corp., 1.9000%, 1/27/20	500,000	492,628
International Business Machines Corp., ICE LIBOR USD 3 Month + 0.2300%, 2.7393%, 1/27/20(a)	350,000	350,742
Microchip Technology, Inc., 3.9220%, 6/1/21 (144A)	2,600,000	2,581,247
Oracle Corp., 1.9000%, 9/15/21	3,100,000	2,977,230

		17,640,133
Utilities – 6.4%
AGL Energy, Ltd., 5.0000%, 11/5/21	150,000	110,987
Ausgrid Finance Pty, Ltd., 3.8500%, 5/1/23 (144A)	4,000,000	3,962,254
Ausgrid Finance Pty, Ltd., ICE LIBOR USD 3 Month + 1.2200%, 3.1350%, 10/30/24(a)	11,700,000	8,226,159
Ausgrid Finance Pty, Ltd., 3.7500%, 10/30/24	6,170,000	4,377,683
AusNet Services Holdings Pty, Ltd., 5.2500%, 2/14/20	700,000	512,369
Australian Gas Networks Vic 3 Pty, Ltd., 4.5000%, 12/17/21	350,000	256,953
Australian Gas Networks, Ltd., 90 Day Australian Bank Bill Rate + 0.4200%, 2.3561%, 7/1/26(a)	2,500,000	1,631,992
Energy Partnership Gas Pty, Ltd., 3.6420%, 12/11/24	1,000,000	704,537
ETSA Utilities Finance Pty, Ltd., ICE LIBOR USD 3 Month + 1.0200%, 2.9750%, 8/29/22(a)	2,000,000	1,418,064
ETSA Utilities Finance Pty, Ltd., ICE LIBOR USD 3 Month + 1.0400%, 2.9667%, 12/13/23(a)	500,000	354,547
ETSA Utilities Finance Pty, Ltd., 3.5000%, 8/29/24	4,280,000	3,032,709
Korea East-West Power Co., Ltd., 3.8750%, 7/19/23 (144A)	3,000,000	2,989,935
Korea Gas Corp., 4.2500%, 11/2/20	370,000	375,613
Korea Gas Corp., 2.7500%, 7/20/22 (144A)	800,000	770,549
Korea Hydro & Nuclear Power Co., Ltd., 3.7500%, 7/25/23 (144A)	3,082,000	3,056,919
Korea South-East Power Co., Ltd., 5.7500%, 9/25/20	670,000	496,376
Network Finance Co. Pty, Ltd., ICE LIBOR USD 3 Month + 1.2300%, 3.1650%, 12/6/24(a)	10,600,000	7,455,156
State Grid Overseas Investment 2016, Ltd., 2.2500%, 5/4/20 (144A)	500,000	489,940
State Grid Overseas Investment 2016, Ltd., 2.2500%, 5/4/20	600,000	587,929
United Energy Distribution Pty, Ltd., ICE LIBOR USD 3 Month + 0.9700%, 2.9364%, 2/7/23(a)	3,000,000	2,128,816
United Energy Distribution Pty, Ltd., 3.8500%, 10/23/24	2,370,000	1,701,622
Victoria Power Networks Finance Pty, Ltd., 4.0000%, 8/18/27	2,500,000	1,763,345

		46,404,454
Total Corporate Bonds (cost $661,292,333)		647,685,629
Mortgage-Backed Securities – 1.0%
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)(a)	941,000	921,183
Resimac MBS Trust, ICE LIBOR USD 3 Month + 0.8000%, 3.0841%, 11/10/49 (144A)(a)	2,475,171	2,464,699
RESIMAC Premier Series 2017-1, ICE LIBOR USD 1 Month + 0.9500%, 3.2371%, 9/11/48 (144A)(a)	4,117,784	4,116,116
Total Mortgage-Backed Securities (cost $7,498,810)		7,501,998
Investment Companies – 0.1%
Money Markets – 0.1%
State Street Institutional U.S. Government Money Market Fund, 2.0900%¥	881,651	881,651
Commercial Paper – 13.0%
AutoNation, Inc., 2.7000%, 11/2/18 (Section 4(2))	7,000,000	6,998,948
CNPC Finance, Ltd., 2.4659%, 11/8/18 (Section 4(2))	7,000,000	6,996,279
Cox Enterprises, Inc., 2.2733%, 11/6/18 (Section 4(2))	7,000,000	6,997,195
Dominion Resources, Inc., 2.1511%, 11/1/18 (Section 4(2))	7,000,000	6,999,539
Enable Midstream Partners LP, 2.8001%, 11/1/18 (Section 4(2))	9,000,000	8,999,325
Enbridge Energy Partners LP, 2.5500%, 11/6/18 (Section 4(2))	7,000,000	6,997,195
General Motors Financial Co., Inc., 2.4267%, 11/1/18 (Section 4(2))	7,000,000	6,999,480
HP, Inc., 2.2733%, 11/5/18 (Section 4(2))	7,000,000	6,997,837
Hyundai Capital America, 1.8857%, 11/9/18 (Section 4(2))	7,500,000	7,495,457

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2018

	Principal Amounts	Value
Investment Companies – (continued)
Commercial Paper – (continued)
Mohawk Industries, Inc., 2.2471%, 11/7/18 (Section 4(2))	$ 7,000,000	$ 6,996,720
Mondelez International, Inc., 2.3000%, 11/5/18 (Section 4(2))	7,000,000	6,997,669
Pentair Finance Sarl, 2.9000%, 11/1/18 (Section 4(2))	8,000,000	7,999,400
VM Credit, Inc., 2.3700%, 11/13/18 (Section 4(2))	7,500,000	7,493,370
Total Commercial Paper (cost $94,974,452)		94,968,414
Total Investments (total cost $764,647,246) – 102.8%		751,037,692
Liabilities, net of Cash, Receivables and Other Assets – (2.8%)		(20,492,344)
Net Assets — 100%		$730,545,348

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$405,111,234	54.0%
Australia	191,527,154	25.5
Canada	33,318,763	4.4
Singapore	20,343,368	2.7
China	14,127,817	1.9
Netherlands	13,714,480	1.8
South Korea	13,533,014	1.8
Cayman Islands	11,631,895	1.6
New Zealand	9,933,735	1.3
Japan	7,442,761	1.0
Hong Kong	6,996,279	0.9
Germany	6,785,090	0.9
Luxembourg	5,886,887	0.8
Finland	5,584,397	0.7
United Kingdom	4,512,889	0.6
British Virgin Islands	587,929	0.1
Total	$751,037,692	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount Sold (Purchased)	USD Currency Amount Sold/ (Purchased)	Market Value and Unrealized Appreciation (Depreciation)
Bank of America N.A.:
Euro	12/11/18	3,140,000	$(3,614,646)	$45,078
Euro	1/02/19	11,575,000	(13,179,469)	(12,437)
				32,641
Barclays Bank PLC:
Polish Zloty	12/11/18	22,250,000	(5,935,866)	122,390
State Street Bank and Trust:
Australian Dollar	12/11/18	2,000,000	(1,420,240)	2,132
Australian Dollar	12/11/18	178,300,000	(126,315,030)	(109,272)
Canadian Dollar	12/11/18	7,670,000	(5,855,985)	11,072
				(96,068)
Westpac Banking Corp.:
New Zealand Dollar	12/11/18	4,900,000	(3,212,205)	11,211
Total			$(159,533,441)	$70,174

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2018

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Bought:
3-Year Australian Bond	603	12/17/18	$47,625,189	$69,100	$20,487
Futures Sold:
10-Year U.S. Treasury Note	150	12/19/18	17,765,625	231,791	68,720
5-Year U.S. Treasury Note	1,136	12/31/18	127,666,876	620,694	184,015
				852,485	252,735
Total				$921,585	$273,222

Schedule of Centrally Cleared Interest Rate Swaps

Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset (Liability) Variation Margin
3 Month LIBOR	2.8295% Fixed	Quarterly	7/12/20	68,439,000 USD	$ —	$257,146	$(1,942)
3 Month LIBOR	2.5800% Fixed	Quarterly	8/28/22	130,000,000 NZD	—	68,573	(1,935)
2.9764% Fixed	3 Month LIBOR	Quarterly	7/12/28	15,168,000 USD	—	209,834	(430)
Total					$ —	$535,553	$(4,307)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of October 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of October 31, 2018

	Interest Rate Contracts	Currency Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$—	$191,883	$191,883
Variation margin receivable	273,222	—	273,222
Total Asset Derivatives	$273,222	$191,883	$465,105
Liability Derivatives:
Forward foreign currency exchange contracts	$—	$121,709	$121,709
Variation margin payable	4,307	—	4,307
Total Liability Derivatives	$4,307	$121,709	$126,016

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended October 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$9,329,428	$9,329,428
Futures contracts	—	1,128,295	—	1,128,295
Swap contracts	(413,897)	(208,544)	—	(622,441)
Written Swaption contracts	—	128,367	—	128,367
Total	$(413,897)	$1,048,118	$9,329,428	$9,963,649

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2018

Amount of Change in Unrealized Appreciation/(Depreciation) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$(593,020)	$(593,020)
Futures contracts	—	708,681	—	708,681
Swap contracts	(891)	535,553	—	534,662
Total	$(891)	$1,244,234	$(593,020)	$650,323

Please see the “Net realized and change in unrealized gain/ (loss) on investments” sections of the Fund’s Statement of Operations.

Average ending Monthly Market Value of Derivative Instruments During the Period Ended October 31, 2018

Derivative	Market Value
Forward foreign currency exchange contracts, purchased(a)	$2,075,052
Forward foreign currency exchange contracts, sold(a)	100,892,826
Futures contracts, purchased	4,694,719
Futures contracts, sold	74,147,531
Credit default swaps, long	(291,458)
Interest rate swaps, long	52,031

(a)	Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Notes to Schedule of Investments and Other Information

October 31, 2018

FTSE 3-Month U.S. Treasury Bill Index	FTSE 3-Month U.S. Treasury Bill Index tracks the performance of short-term U.S. government debt securities.

CDOR	Canadian Dollar Offered Rate

ICE	Intercontinental Exchange

LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

¥	Rate reflects 7 day yield as of October 31, 2018.

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended. The total value of Section 4(2) securities as of the period ended October 31, 2018 is $94,968,414, which represents 13.0% of net assets.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended October 31, 2018 is 138,219,606 which represents 18.9% of net assets.

(a)	Variable or floating rate security. Rate shown is the current rate as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Corporate Bonds	$—	$647,685,629	$—
Mortgage-Backed Securities	—	7,501,998	—
Investment Companies	881,651	—	—
Commercial Paper	—	94,968,414	—

Total Investments in Securities	$881,651	$750,156,041	$—

Other Financial Instruments(a):
Forward Currency Contracts	$—	$191,883	—
Variation Margin Receivable	273,222	—	—

Total Other Financial Instruments	$273,222	$191,883	$—

Total Assets	$1,154,873	$750,347,924	$—

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$—	$121,709	$—
Variation Margin Payable	—	4,307	—

Total Liabilities	$—	$126,016	$—

(a)

Other financial instruments include forward currency, futures, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date.

Janus Detroit Street Trust ½ 17

Janus Henderson Short Duration Income ETF

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments, at value(1)	$751,037,692
Cash	9,013,654
Cash denominated in foreign currency(2)	303,995
Forward foreign currency exchange contracts	191,883
Due from broker for futures	1,370,022
Due from broker for centrally cleared swaps	1,038,200
Receivable for variation margin on future contracts	273,222
Receivables:
Investments sold	9,947
Dividends	1,805
Interest	3,780,343
Total Assets	767,020,763
Liabilities:
Payable for variation margin on swaps contracts	4,307
Forward foreign currency exchange contracts	121,709
Payables:
Investments purchased	36,151,193
Management fees	198,206
Total Liabilities	36,475,415
Net Assets	$730,545,348
Net Assets Consists of:
Capital (par value and paid-in surplus)	$731,321,525
Total distributable earnings (loss)	(776,177)
Total Net Assets	$730,545,348
Net Assets	$730,545,348
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	14,600,001
Net Asset Value Per Share	$50.04

(1)	Includes cost of $764,647,246
(2)	Includes cost of $301,864

See Notes to Financial Statements.

18 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Statement of Operations

For the year ended October 31, 2018

Investment Income:
Dividends	$5,113
Interest	11,622,975
Foreign tax withheld	(1,754)
Total Investment Income	11,626,334
Expenses:
Management Fees	1,423,490
Total Expenses	1,423,490
Net Investment Income/(Loss)	10,202,844
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	770,266
Forward foreign currency exchange contracts	9,329,428
Futures contracts	1,128,295
Written swaption contracts	128,367
Swap contracts	(622,441)
Total Net Realized Gain/(Loss) on Investments	10,733,915
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	(13,417,834)
Forward foreign currency exchange contracts	(593,020)
Futures contracts	708,681
Swap contracts	534,662
Total Change in Unrealized Net Appreciation/Depreciation	(12,767,511)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,169,248

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 19

Janus Henderson Short Duration Income ETF

Statements of Changes in Net Assets

	Year ended October 31, 2018	Period ended October 31, 2017(1)
Operations:
Net investment income/(loss)	$10,202,844	$1,089,371
Net realized gain/(loss) on investments	10,733,915	(414,483)
Change in unrealized net appreciation/depreciation	(12,767,511)	684,222
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,169,248	1,359,110
Dividends and Distributions to Shareholders:
Dividends and Distributions	(9,471,243)	N/A
Dividends from Net Investment Income(2)	N/A	(833,292)
Net Decrease from Dividends and Distributions to Shareholders	(9,471,243)	(833,292)
Capital Share Transactions	575,763,154	155,558,371
Net Increase/(Decrease) in Net Assets	574,461,159	156,084,189
Net Assets:
Beginning of period	156,084,189	—
End of period(3)	$730,545,348	$156,084,189

(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.
(2)

The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the U.S. Securities and Exchange Commission (“SEC”) in 2018.

(3)

Net assets – End of period includes undistributed (over distributed) net investment income of $666,239 as of October 31, 2017. The requirement to disclose undistributed (over distributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

20 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2018	2017(1)
Net Asset Value, Beginning of Period	$50.35	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	1.25	0.82
Net realized and unrealized gain/(loss)	(0.33)	0.11
Total from Investment Operations	0.92	0.93
Less Dividends and Distributions:
Dividends (from net investment income)	(1.23)	(0.58)
Total Dividends and Distributions	(1.23)	(0.58)
Net Asset Value, End of Period	$50.04	$50.35
Total Return*	1.86%	1.87%
Net assets, End of Year (in thousands)	$730,545	$156,084
Average Net Assets for the Period (in thousands)	$406,711	$66,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%	0.35%
Ratio of Net Investment Income/(Loss)	2.51%	1.71%
Portfolio Turnover Rate(3)	22%	44%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 21

Janus Henderson Short Duration Income ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Short Duration Income ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks to provide a steady income stream with capital preservation across various market cycles. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

22 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

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Notes to Financial Statements

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends from net investment income are generally declared and distributed monthly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the year ended October 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for risk various investment purposes, such as to manage or hedge portfolio risk, including interest rate risk, or to manage duration. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

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Notes to Financial Statements

•

Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•

Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/ or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable (if applicable) and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

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Notes to Financial Statements

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures option merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

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Notes to Financial Statements

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap.

As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

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Notes to Financial Statements

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to increase interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher future floating rate, while paying a fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

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Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage and Asset-Backed Securities

The Fund purchases fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return.

Unlike traditional debt instruments, payments on mortgage-backed and other asset-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event,

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Notes to Financial Statements

the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of October 31, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America N.A.	$45,078	$(12,437)	$—	$32,641
Barclays Bank PLC	122,390	—	—	122,390
State Street Bank and Trust	13,204	(13,204)	—	—
Westpac Banking Corp	11,211	—	—	11,211
	$191,883	(25,641)	$—	$166,242

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America N.A.	$12,437	$(12,437)	$—	$—
State Street Bank and Trust	109,272	(13,204)	—	96,068
	$121,709	$(25,641)	$—	$96,068

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract’s obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. For the fiscal year ended October 31, 2018, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.35% of the Fund’s average daily net assets.

30 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Notes to Financial Statements

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

Due to an administrative oversight by its administrator, the Fund’s Distribution and Servicing Plan, pursuant to Rule 12b-1 under the 1940 Act that was originally approved at the time of the Fund’s formation (“Initial Rule 12b-1 Plan”), could be viewed to have expired on or about February 11, 2017. The Initial Rule 12b-1 Plan was never implemented, and 12b-1 fees were not charged, prior to its potential expiration. At an in-person meeting held on July 18, 2018, the Fund’s Board of Trustees (“Board”) approved a new Rule 12b-1 Plan (the “Plan”) with respect to the Fund, with terms that are substantively identical to the Initial Rule 12b-1 Plan. Because the Fund has commenced operations, the Plan must also be approved by the Fund’s shareholders prior to implementation. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan. The Plan would permit compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan would permit the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Trust would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. However, implementation of the Plan and imposition of the 12b-1 fee would require prior approval by Fund shareholders via proxy vote. Janus Capital does not anticipate seeking such approval at this time. Because 12b-1 fees are paid out of the fund assets on an ongoing basis, to the extent that such a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. If implemented, the Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2018, Janus Capital owned 1 share or less than 0.0% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2018, the Fund engaged in cross trades amounting to $66,768,756 in purchases and $3,649,018 in sales, resulting in a net realized loss of $14,437. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$5,863,088	$6,744,542	$—	$—	$—	$(1,048)	$(13,382,759)

Janus Detroit Street Trust ½ 31

Janus Henderson Short Duration Income ETF

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$764,647,246	$422,774	$(14,032,328)	$(13,609,554)

Information on the tax components of derivatives as of October 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$1,458,212	$69,100	$—	$69,100

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$9,471,243	$—	$—	$—

For the year ended October 31, 2017:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$816,802	$16,490	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$—	$46,878	$(46,878)

6. Capital Share Transactions

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Shares sold	11,500,000	$575,763,154	3,100,001	$155,558,371
Shares repurchased	—	—	—	—
Net Increase/(Decrease)	11,500,000	$575,763,154	3,100,001	$155,558,371

(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.

32 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$585,137,337	$77,782,205	$—	$—

8. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X, for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X is November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

9. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

At an in-person meeting held on October 10, 2018, the Board approved an amendment to the Fund’s Investment Advisory and Management Agreement, which provides for a new management fee rate schedule that reduces the annual management fee rate payable by the Fund to Janus Capital as the Fund’s assets grow. The new annual management fee rate is effective November 1, 2018 and is provided below.

New Management Fee Rate (As a Percentage of Daily Net Assets)
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

Janus Detroit Street Trust ½ 33

Janus Henderson Short Duration Income ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

34 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 9-10, 2018, the Trustees, including the Independent Trustees, unanimously approved an amendment to the Fund’s Investment Advisory and Management Agreement (“Amendment”). The Amendment provided for a new management fee rate schedule that reduces the annual management fee rate payable by the Fund to Janus Capital as the Fund’s assets grow. The new unitary fee rate schedule (expressed as an annual rate) is as follows:

Daily Net Assets
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

In connection with the Amendment approval, Janus Capital represented to the Trustees that there would be no change to the nature, quality and extent of services rendered by [Janus Capital] to the Fund. The Amendment is effective as of November 1, 2018.

Janus Detroit Street Trust ½ 35

Janus Henderson Short Duration Income ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Series Trust. Collectively, these two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Series Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee, Clough Funds Trust (investment company) (since 2015). Chairman, Clough Funds Trust (since 2017), Independent Trustee, Clough Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed-end fund) (since 2017), Independent Trustee, Elevation ETF Trust (investment company) (2016-2018) Chairman, Elevation ETF Trust (2016-2018), and Independent Trustee, Global X Funds (investment company) (since 2018).

36 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	10	Director, Perkins Investment Management LLC (since 2014).

*

In addition to the Trust, which is comprised of seven series, each Trustee also serves as a trustee to the Clayton Street Trust, which is an affiliated registered investment company currently comprised of three portfolios.

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 37

Janus Henderson Short Duration Income ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Byron Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Vice President and Assistant General Counsel of Janus Capital and Janus Services LLC (2017- present); Assistant Vice President and Senior Legal Counsel (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

38 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Notes

Janus Detroit Street Trust ½ 39

Janus Henderson Short Duration Income ETF

Notes

40 ½ OCTOBER 31, 2018

Janus Henderson Short Duration Income ETF

Notes

Janus Detroit Street Trust ½ 41

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiary entities. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93073 12-18

ANNUAL REPORT

October 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Janus Detroit Street Trust

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Mortgage-Backed Securities ETF (JMBS) seeks a high level of total return consisting of income and capital appreciation. It pursues its objective by investing primarily in high-quality, typically low-volatility agency mortgage-backed securities that have the explicit or implied guarantee of the U.S. government. The Fund seeks to outperform the total return of the Bloomberg Barclays U.S. MBS Index while maintaining a substantial correlation to the index.

•	Janus Henderson Mortgage-Backed Securities ETF began investment operations on September 12, 2018.

Janus Detroit Street Trust ½ 1

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

Fund At A Glance

October 31, 2018

Sector Allocation – (% of Net Assets)
Mortgage-Backed Securities	154.2%
Investment Companies	21.0%
Asset-Backed Securities	0.9%

176.1%

2 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

Performance

Cumulative Total Return for the period ended October 31, 2018
Since Inception*
Janus Henderson Mortgage-Backed Securities ETF – NAV	-0.94%
Janus Henderson Mortgage-Backed Securities ETF – Market Price	-0.92%
Bloomberg Barclays U.S. MBS Index	-0.83%

Total annual expense ratio (estimated) as stated in the September 12, 2018 prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

The ETF is new and has less than one year of operating history.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

*	The Fund commenced operations on September 12, 2018.

Janus Detroit Street Trust ½ 3

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (9/12/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (9/12/18 - 10/31/2018)*	Beginning Account Value (5/1/18)	Ending Account Value (10/31/2018)	Expenses Paid During Period (5/1/18 - 10/31/2018)†	Net Annualized Expense Ratio (5/1/18 - 10/31/2018)
$1,000.00	$990.60	$0.47	$1,000.00	$1,023.44	$1.79	0.35%

*

Actual Expenses Paid During Period reflects only the inception period for the Fund (September 12, 2018 to October 31, 2018) and is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 49/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Mortgage-Backed Securities ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Mortgage-Backed Securities ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 12, 2018 (commencement of operations) through October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, changes in its net assets, and the financial highlights for the period September 12, 2018 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Denver, Colorado

December 20, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2018

	Shares or Principal Amounts	Value
Asset-Backed Securities – 0.9%
PRPM LLC, 3.4700%, 9/25/22 (144A)	$204,530	$202,218
PRPM LLC, 3.4700%, 11/25/22 (144A)‡	82,208	81,549
Total Asset-Backed Securities (cost $283,628)		283,767
Mortgage-Backed Securities – 154.2%
Angel Oak Mortgage Trust I LLC, 3.6490%, 9/25/48 (144A)‡	96,765	96,866
Angel Oak Mortgage Trust LLC 2.8100%, 1/25/47 (144A)	74,563	73,898
Angel Oak Mortgage Trust LLC 2.7080%, 11/25/47 (144A)	85,498	84,470
BBCMS Tall Mortgage Trust, ICE LIBOR USD 1 Month + 0.7220%, 3.0015%, 3/15/37 (144A)‡	193,000	192,636
BHMS ATLS, ICE LIBOR USD 1 Month + 1.2500%, 3.5295%, 7/15/35 (144A)‡	100,000	99,968
Caesars Palace Las Vegas Trust, 4.1384%, 10/15/34 (144A)	30,000	29,961
Caesars Palace Las Vegas Trust, 4.4991%, 10/15/34 (144A)‡	35,000	34,928
COLT Mortgage Loan Trust, 2.5680%, 10/25/47 (144A) ‡	50,922	50,601
CSMLT Trust, 3.5000%, 8/25/45 (144A)‡	38,354	37,667
Deephaven Residential Mortgage Trust 2.7110%, 10/25/47 (144A)	542,233	535,473
Deephaven Residential Mortgage Trust 2.9760%, 12/25/57 (144A)	303,635	301,517
Deephaven Residential Mortgage Trust 3.7890%, 8/25/58 (144A)	341,862	341,858
Deephaven Residential Mortgage Trust 3.9630%, 8/25/58 (144A)	97,675	97,674
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 3.6000%, 5.8814%, 4/25/24‡	250,000	275,535
Federal Home Loan Mortgage Corp., 0.0431%, 7/25/28‡(b)	65,956,000	532,628
Federal Home Loan Mortgage Corp., 4.5000%, 5/1/38	1,005,653	1,034,354
Federal Home Loan Mortgage Corp., 4.5000%, 11/1/38	390,000	401,713
Federal Home Loan Mortgage Corp., 3.5000%, 3/1/43	604	593
Federal Home Loan Mortgage Corp., 3.5000%, 6/1/43	82,373	80,910
Federal Home Loan Mortgage Corp., 3.5000%, 2/1/44	796,144	779,618
Federal Home Loan Mortgage Corp., 3.5000%, 12/1/44	1,622,225	1,593,419
Federal Home Loan Mortgage Corp., 3.5000%, 10/1/46	120,199	117,428
Federal Home Loan Mortgage Corp., 3.0000%, 12/1/46	1,229,066	1,164,421
Federal Home Loan Mortgage Corp., 3.5000%, 2/1/47	76,722	74,954
Federal Home Loan Mortgage Corp., 4.0000%, 3/1/47	160,087	160,550
Federal Home Loan Mortgage Corp., 4.0000%, 8/1/48	99,688	100,176
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 2.6000%, 4.8814%, 5/25/24‡	38,000	40,384
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 3.0000%, 5.2814%, 7/25/24‡	94,721	100,887
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 4.0000%, 6.2814%, 5/25/25‡	10,813	11,851
Federal National Mortgage Association, 4.5000%, 9/1/37	45,443	46,822
Federal National Mortgage Association, 4.5000%, 10/1/37	45,561	46,945
Federal National Mortgage Association, 4.5000%, 5/1/38	77,700	80,061
Federal National Mortgage Association, 4.5000%, 7/1/38	469,003	482,674
Federal National Mortgage Association, 4.5000%, 11/1/38	390,000	401,368
Federal National Mortgage Association, 3.5000%, 4/1/43	966,510	946,769
Federal National Mortgage Association, 3.5000%, 11/1/43	483,639	473,761
Federal National Mortgage Association, 3.5000%, 2/1/45	485,253	475,309
Federal National Mortgage Association, 4.5000%, 6/1/45	15,667	16,152
Federal National Mortgage Association, 3.0000%, 10/1/45	6,410	6,070
Federal National Mortgage Association, 3.0000%, 10/1/45	9,794	9,274
Federal National Mortgage Association, 4.0000%, 10/1/45	158,819	159,273
Federal National Mortgage Association, 3.0000%, 1/1/46	60,212	57,074
Federal National Mortgage Association, 3.5000%, 1/1/46	190,978	186,705
Federal National Mortgage Association, 3.5000%, 2/1/46	478,694	468,054
Federal National Mortgage Association, 4.0000%, 2/1/46	1,146,932	1,154,729
Federal National Mortgage Association, 3.0000%, 3/1/46	263,935	250,069
Federal National Mortgage Association, 3.0000%, 3/1/46	493,564	467,636
Federal National Mortgage Association, 3.5000%, 5/1/46	157,464	153,883
Federal National Mortgage Association, 3.5000%, 7/1/46	476,717	465,876
Federal National Mortgage Association, 3.0000%, 11/1/46	860,449	814,892
Federal National Mortgage Association, 3.0000%, 11/1/46	10,074	9,553
Federal National Mortgage Association, 3.0000%, 11/1/46	9,585	9,089
Federal National Mortgage Association, 3.5000%, 12/1/46	995,520	972,157
Federal National Mortgage Association, 4.0000%, 5/1/47	14,463	14,479

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2018

	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Federal National Mortgage Association, 4.0000%, 6/1/47	$ 1,724	$ 1,726
Federal National Mortgage Association, 4.0000%, 6/1/47	3,793	3,795
Federal National Mortgage Association, 4.5000%, 7/1/47	140,198	144,640
Federal National Mortgage Association, 4.0000%, 8/1/47	33,749	33,768
Federal National Mortgage Association, 4.0000%, 9/1/47	791,564	796,658
Federal National Mortgage Association, 4.0000%, 11/1/47	34,036	34,067
Federal National Mortgage Association, 4.0000%, 11/1/47	21,599	21,624
Federal National Mortgage Association, 4.5000%, 11/1/47	71,594	73,863
Federal National Mortgage Association, 4.0000%, 12/1/47	42,311	42,359
Federal National Mortgage Association, 4.0000%, 1/1/48	81,096	81,188
Federal National Mortgage Association, 4.5000%, 2/1/48	119,242	122,134
Federal National Mortgage Association, 4.5000%, 2/1/48	95,320	97,631
Federal National Mortgage Association, 4.5000%, 4/1/48	166,315	170,349
Federal National Mortgage Association, 4.5000%, 4/1/48	99,057	102,194
Federal National Mortgage Association, 4.5000%, 4/1/48	214,991	220,205
Federal National Mortgage Association, 4.5000%, 4/1/48	161,255	165,167
Federal National Mortgage Association, 4.5000%, 4/1/48	78,967	80,882
Federal National Mortgage Association, 4.0000%, 6/1/48	126,709	126,774
Federal National Mortgage Association, 4.0000%, 8/1/48	314,145	314,307
Federal National Mortgage Association, 4.0000%, 9/1/48	314,520	314,682
Federal National Mortgage Association, 3.5000%, 11/1/48(a)	2,112,803	2,056,764
Federal National Mortgage Association, 4.0000%, 11/1/48(a)	14,742,501	14,742,439
Federal National Mortgage Association, 5.0000%, 11/1/48(a)	3,798,000	3,963,272
Federal National Mortgage Association, 3.5000%, 8/1/56	87,430	84,909
Federal National Mortgage Association, 3.0000%, 2/1/57	929,467	871,058
Federal National Mortgage Association, 3.5000%, 2/1/57	1,030,195	1,000,481
Government National Mortgage Association, 4.5000%, 8/20/48	1,343,980	1,380,083
Government National Mortgage Association, 5.0000%, 8/20/48	1,619,235	1,687,425
Government National Mortgage Association, 4.5000%, 11/1/48(a)	1,625,000	1,666,799
JP Morgan Chase Commercial Mortgage Securities Corp., 3.5537%, 10/5/31 (144A)	10,000	9,825
JP Morgan Chase Commercial Mortgage Securities Corp., 4.1426%, 10/5/31 (144A)‡	10,000	9,826
JP Morgan Chase Commercial Mortgage Securities Corp., 0.9598%, 12/15/49‡(b)	5,878,511	306,622
JP Morgan Chase Commercial Mortgage Securities Trust, 3.7417%, 9/5/32 (144A)‡	25,000	24,600
JP Morgan Mortgage Trust, 4.0000%, 1/25/49 (144A)‡	24,657	24,113
loanDepot Station Place Agency Securitization Trust, ICE LIBOR USD 1 Month + 0.8000, 3.0814%, 11/25/50 (144A)	78,000	77,727
loanDepot Station Place Agency Securitization Trust, ICE LIBOR USD 1 Month + 1.0000%, 3.2814%, 11/25/50 (144A)	97,000	96,713
Mello Warehouse Securitization Trust, ICE LIBOR USD 1 Month + 1.0500%, 1.0500, 11/25/51 (144A)	241,000	241,000
Mello Warehouse Securitization Trust, ICE LIBOR USD 1 Month + 1.2500%, 1.2500%, 11/25/51 (144A)	80,000	80,000
Mello Warehouse Securitization Trust, ICE LIBOR USD 1 Month + 0.8500%, 3.1318%, 11/25/51 (144A)‡	321,000	321,000
New Residential Mortgage Loan Trust, ICE LIBOR USD 1 Month + 0.9000%, 3.1873%, 1/25/48 (144A)‡	487,220	487,220
Sequoia Mortgage Trust, 0.3471%, 11/25/48 (144A)‡(b)	13,175,000	199,997
Station Place Securitization Trust, ICE LIBOR USD 1 Month + 0.8500%, 3.0324%, 9/24/19 (144A)‡	99,000	99,000
Verus Securitization Trust, 3.8490%, 3/25/58 (144A)‡	88,314	88,194
Wells Fargo Mortgage Backed Securities, 3.5000%, 7/25/47 (144A)‡	500,000	476,992
WinWater Mortgage Loan Trust, 3.5000%, 8/20/45 (144A)‡	80,224	79,531
Total Mortgage-Backed Securities (cost $49,808,575)		49,639,215
Investment Companies – 21.0%
Money Market Funds – 21.0%
Federated Institutional Prime Obligations Fund, 2.35%	6,782,754	6,784,111
Total Money Market Funds (cost $6,784,683)		6,784,111
Total Investments (total cost $56,876,886) – 176.1%		56,707,093
Liabilities, net of Cash, Receivables and Other Assets – (76.1%)		(24,513,961)
Net Assets – 100%		$32,193,132

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2018

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$56,707,093	100.0%

Schedule of TBA sales commitments – (% of Net Assets)

	Principal Amounts	Value
Securities Sold Short – (12.0)%
Mortgage-Backed Securities – (12.0)%
Federal National Mortgage Association, 30 year, 4.5000%, 11/13/48(a)	$(681,077)	$(697,319)
Government National Mortgage Association, 30 year, 5.0000%, 11/19/48(a)	(3,050,000)	(3,170,809)
Total Securities Sold Short (proceeds $3,864,683)		$(3,868,128)

Summary of Investments by Country – (Short Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$(3,868,128)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Notes to Schedule of Investments and Other Information

October 31, 2018

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Bought:
90-Day Euro Future	21	12/16/19	$5,081,738	$1,500	$1,896
90-Day Euro Future	21	03/16/20	5,081,213	2,212	2,797
90-Day Euro Future	21	06/15/20	5,081,475	2,963	3,745
90-Day Euro Future	21	09/14/20	5,082,000	3,450	4,361
				10,125	12,799
Futures Sold:
10-Year U.S. Treasury Note	57	12/19/18	6,750,938	$(14,250)	$(17,744)
10-Year U.S. Ultra Long Treasury Note	9	12/19/18	1,125,984	6,733	8,512
5-Year U.S. Treasury Note	7	12/31/18	786,680	969	1,225
2-Year U.S. Treasury Note	6	12/31/18	1,263,938	438	553
U.S. Long Treasury Bond	2	12/19/18	276,250	5,250	6,637
U.S. Ultra Bond	1	12/19/18	149,219	5,281	6,675
				4,421	5,858
Total				$14,546	$18,657

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of October 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of October 31, 2018

Interest Rate Contracts
Asset Derivatives:
Variation margin receivable	$36,401
Liability Derivatives:
Variation margin payable	$17,744

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended October 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$2,776

Amount of Change in Unrealized Appreciation/(Depreciation) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$14,546

Please see the “Net realized and change in unrealized gain/ (loss) on investments” sections of the Fund’s Statement of Operations.

Janus Detroit Street Trust ½ 9

Janus Henderson Mortgage-Backed Securities ETF

Notes to Schedule of Investments and Other Information

October 31, 2018

Average ending Monthly Market Value of Derivative Instruments During the Period Ended October 31, 2018

Derivative	Market Value
Futures contracts, purchased	$10,163,213
Futures contracts, sold	$6,560,516

Bloomberg Barclays U.S. MBS Index	Bloomberg Barclays U.S. MBS Index tracks the performance of U.S. fixed-rate agency mortgage backed pass-through securities.

ICE	Intercontinental Exchange

LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

LLC	Limited Liability Company

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of October 31, 2018.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended October 31, 2018 is 4,577,022 which represents 14.2% of net assets.

(a)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b)	IO – Interest only.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed Securities	$—	$283,767	$—
Mortgage-Backed Securities	—	49,639,215	—
Investment Companies	6,784,111	—	—

Total Investments in Securities	$6,784,111	$49,922,982	$—

Other Financial Instruments(a):
Variation Margin Receivable	$36,401	$—	$—

Total Asset	$6,820,512	$49,922,982	$—

Liabilities
TBA sales commitments(a):
Mortgage-Backed Securities	$—	$3,868,128	$—

Other Financial Instruments(a):
Variation Margin Payable	$17,744	$—	$—

Total Liabilities	$17,744	$3,868,128	$—

(a)	Other financial instruments include futures. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date.

10 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments, at value(1)	$56,707,093
Due from broker for futures	80,000
Receivables:
Investments sold	14,918,312
Dividends	26,205
Interest	116,126
Receivable for variation margin on futures contracts	36,401
Total Assets	71,884,137
Liabilities:
TBA sales commitments, at value(2)	3,868,128
Payable for variation margin on futures contracts	17,744
Payables:
Due to custodian	11,573
Investments purchased	35,775,187
Management fees	9,579
Interest payable for short sales	8,794
Total Liabilities	39,691,005
Net Assets	$32,193,132
Net Assets Consists of:
Capital (par value and paid-in surplus)	$32,510,942
Total distributable earnings (loss)	(317,810)
Total Net Assets	$32,193,132
Net Assets	$32,193,132
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	650,001
Net Asset Value Per Share	$49.53

(1)	Includes cost of $56,876,886
(2)	Proceeds $3,864,683

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Mortgage-Backed Securities ETF

Statement of Operations

For the period ended October 31, 2018(1)

Investment Income:
Dividends	$49,004
Interest	74,435
Total Investment Income	123,439
Expenses:
Management Fees	14,308
Total Expenses	14,308
Net Investment Income/(Loss)	109,131
Net Realized Gain/(Loss) on Investments:
Investments	(288,117)
Futures contracts	2,776
TBA sales commitments	17,091
Total Net Realized Gain/(Loss) on Investments	(268,250)
Change in Unrealized Net Appreciation/Depreciation:
Investments	(169,793)
Futures contracts	14,546
TBA sales commitments	(3,445)
Total Change in Unrealized Net Appreciation/Depreciation	(158,692)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(317,811)

(1)	Period from September 12, 2018 (commencement of operations) through October 31, 2018.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Statement of Changes in Net Assets

Period ended October 31, 2018(1)
Operations:
Net investment income/(loss)	$109,131
Net realized gain/(loss) on investments	(268,250)
Change in unrealized net appreciation/depreciation	(158,692)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(317,811)
Capital Share Transactions	32,510,943
Net Increase/(Decrease) in Net Assets	32,193,132
Net Assets:
Beginning of period	—
End of period	$32,193,132

(1)	Period from September 12, 2018 (commencement of operations) through October 31, 2018.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Mortgage-Backed Securities ETF

Financial Highlights

For a share outstanding during each period ended October 31	2018(1)
Net Asset Value, Beginning of Period	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17
Net realized and unrealized gain/(loss)	(0.64)
Total from Investment Operations	(0.47)
Net Asset Value, End of Period	$49.53
Total Return*	(0.94)%
Net assets, End of Year (in thousands)	$32,193
Average Net Assets for the Period (in thousands)	$30,452
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%
Ratio of Net Investment Income/(Loss)	2.67%
Portfolio Turnover Rate(3)(4)	91%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from September 12, 2018 (commencement of operations) through October 31, 2018.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(4)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Mortgage-Backed Securities ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from September 12, 2018 (commencement of operations) through October 31, 2018. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks a high level of total return consisting of income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Janus Detroit Street Trust ½ 15

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

16 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

Dividends and Distributions

Dividends from net investment income are generally declared and distributed monthly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the period ended October 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for risk various investment purposes, such as to manage or hedge portfolio risk, including interest rate risk, or to manage duration. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•

Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•

Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Janus Detroit Street Trust ½ 17

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/ or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures option merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

18 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage and Asset-Backed Securities

The Fund purchases fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on mortgage-backed and other asset-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund typically will enter into “to be announced” commitments to purchase mortgage-backed securities and may purchase or sell other securities on a when-issued, delayed delivery, or forward commitment basis.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations

Janus Detroit Street Trust ½ 19

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

To facilitate TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in March 2019, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. For the period ended October 31, 2018, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.35% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2018, Janus Capital owned 200,001 shares or approximately 30.78% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that

20 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended October 31, 2018, the Fund engaged in cross trades amounting to $3,345,884 in purchases and $138,068 in sales, resulting in a net realized loss of $133. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$111,299	$—	$(254,158)	$—	$—	$—	$(174,951)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2018 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(254,158)	$—	$(254,158)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$56,878,599	$8,951	$(180,457)	$(171,506)

Information on the tax components of derivatives as of October 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$(3,850,137)	$—	$(3,445)	$(3,445)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$(1)	$—	$1

Janus Detroit Street Trust ½ 21

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

6. Capital Share Transactions

	Period ended October 31, 2018(1)
	Shares	Amount
Shares sold	650,001	$32,510,943
Shares repurchased	—	—
Net Increase/(Decrease)	650,001	$32,510,943

(1)	Period from September 12, 2018 (commencement of operations) through October 31, 2018.

7. Purchases and Sales of Investment Securities

For the period ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$70,685,536	$36,229,824	$—	$—

8. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X, for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X is November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Fund’s Board of Trustees (“Board”) approved an amendment to the Fund’s Investment Advisory and Management Agreement, which provides for a new management fee rate schedule that reduces the annual management fee rate payable by the Fund to Janus Capital as the Fund’s assets grow. The new annual management fee rate is effective November 1, 2018 and is provided below.

New Management Fee Rate (As a Percentage of Daily Net Assets)
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

22 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Janus Detroit Street Trust ½ 23

Janus Henderson Mortgage-Backed Securities ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of Janus Detroit Street Trust (the “Trust”), including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), met on July 18, 2018 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Henderson Mortgage-Backed Securities ETF (the “New Fund”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the materials provided to it relating to their consideration of the Investment Management Agreement for the New Fund and other information provided by counsel and Janus Capital Management LLC, the proposed investment adviser to the New Fund (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of the New Fund; (ii) information regarding the nature, quality and extent of the services to be provided to the New Fund by the Adviser, and the fees to be charged to the New Fund therefor; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management personnel and compliance programs; (iv) information describing the New Fund’s anticipated advisory fee structure and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the proposed advisory fee and expenses of the New Fund to those of mutual funds and exchange-traded funds (“ETFs”) considered to be competitors.

During its review of this information, the Board focused on and analyzed the factors that it deemed relevant, including: the nature, extent and quality of the services to be provided to the New Fund by the Adviser; the Adviser’s personnel and operations; the New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on the New Fund’s expenses; and potential conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to agreements with the New Fund and the fees to be paid by the New Fund therefor, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Fund could attract other business to the Adviser or other Janus Henderson funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Fund.

The Board, including the Independent Trustees, considered the following in respect of the New Fund:

(a) The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to the New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the New Fund’s investment adviser, including: the overall supervisory responsibility for the general management and investment of the New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of the New Fund; the management of the day-to-day investment and reinvestment of the assets of the New Fund; determining daily baskets of securities and cash components in connection with creation and redemption transactions in the New Fund’s shares; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Fund.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, such as the other funds in the Trust, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that the New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on the Adviser’s experience, personnel, operations and resources.

(b) Comparison of services to be rendered and fees to be paid under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Fund; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar mutual funds and ETFs. In particular,

24 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

the Board compared the New Fund’s proposed management fee and projected expense ratio to other investment companies anticipated to be in the New Fund’s peer group. The Board noted that the Adviser was recommending a unitary fee that was lower than the New Fund’s respective peer group median total expense ratio for the actively managed mutual funds and ETFs in the peer group.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to the New Fund, including operational costs. After comparing the New Fund’s proposed fees with those of other mutual funds and ETFs in the New Fund’s anticipated peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fee proposed to be paid to the Adviser with respect to the New Fund was fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Fund, but that such benefits are not easily quantifiable.

(c) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Fund had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board specific information concerning the extent to which economies of scale would be realized as the New Fund grows and whether the management fee level would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

(d) Investment performance of the Fund and the Adviser.

Because the New Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Fund. However, the Board considered the experience of the Adviser in managing similar investment strategies.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed management fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to the New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed management fee to be reasonable in comparison to the fees charged by advisers to other comparable mutual funds and ETFs of similar anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of the New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the Independent Trustees voting separately, determined to approve the Investment Management Agreement for the New Fund.

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 9-10, 2018, the Trustees of the Trust, including the Independent Trustees, unanimously approved an amendment to the New Fund’s Investment Management Agreement (“Amendment”). The Amendment provided for a new management fee rate schedule that reduces the annual management fee rate payable by the New Fund to the Adviser as the New Fund’s assets grow. The new fee rate schedule (expressed as an annual rate) is as follows:

New Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

In connection with the Amendment approval, the Adviser represented to the Trustees that there would be no change to the nature, quality and extent of services rendered by the Adviser to the New Fund. The Amendment is effective as of November 1, 2018.

Janus Detroit Street Trust ½ 25

Janus Henderson Mortgage-Backed Securities ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Series Trust. Collectively, these two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Series Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee, Clough
Funds Trust (investment
company) (since 2015).
Chairman, Clough Funds
Trust (since 2017),
Independent Trustee, Clough
Dividend and Income Fund
(closed-end fund) (since
2017), Independent Trustee,
Clough Global Opportunities
Fund (closed-end fund)
(since 2017), Independent
Trustee, Clough Global
Equity Fund (closed-end
fund) (since 2017),
Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018) Chairman,
Elevation ETF Trust
(2016-2018), and
Independent Trustee,
Global X Funds (investment
company) (since 2018).

26 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non- profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	10	Director, Perkins Investment Management LLC (since 2014).

*

In addition to the Trust, which is comprised of seven series, each Trustee also serves as a trustee to the Clayton Street Trust, which is an affiliated registered investment company currently comprised of three portfolios.

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

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Janus Henderson Mortgage-Backed Securities ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Byron Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Vice President and Assistant General Counsel of Janus Capital and Janus Services LLC (2017-present); Assistant Vice President and Senior Legal Counsel (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

28 ½ OCTOBER 31, 2018

Janus Henderson Mortgage-Backed Securities ETF

Notes

Janus Detroit Street Trust ½ 29

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiary entities. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93085 12-18

Item 2. Code of Ethics.

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Jeffrey B. Weeden, the Chairman of the Board’s Audit and Pricing Committee is an “audit committee financial expert,” as defined in Item 3 to Form N-CSR: Jeffrey B. Weeden is “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $214,339 for 2018 and $292,815 for 2017.

(b)      Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

(c)      Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $76,014 for 2018 and $80,263 for 2017.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, and tax advice.

(d)      All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)      Pre-Approval Policies and Procedures

(1)      The registrant’s Audit Committee Charter requires the registrant’s Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2)      0%

(f)       Not applicable as less than 50%.

(g)      The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant are $76,014 for 2018 and $80,263 for 2017.

(h)      The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Jeffrey B Weeden, Maureen T. Upton and Clifford J. Weber.

Item 6. Investments.

(a)      Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)      The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)      There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)	(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

	(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

	(3)	Not applicable.

	(4)	Not applicable.

(b)      A  certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JANUS DETROIT STREET TRUST

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen
President and Chief Executive Officer (Principal Executive Officer)

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen
President and Chief Executive Officer (Principal Executive Officer)

Date:	December 28, 2018

By:	/s/ Jesper Nergaard
Jesper Nergaard
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Date:	December 28, 2018